As filed with the Securities and Exchange Commission on June 29, 2026

1933 Act File No. 333-215607

1940 Act File No. 811-23227

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 86	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 92	☒

WEBs ETF Trust

(Exact name of registrant as specified in charter)

2497 Aspen Springs Dr, Park City, UT 84060

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (855) 316 8944

Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

Copy to:

Benjamin Fulton	Morrison C. Warren, Esq.
WEBs Investments Inc.	Chapman and Cutler LLP
2497 Aspen Springs Dr.	320 South Canal Street
Park City, Utah 84060	Chicago, Illinois 60606

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 86

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for WEBs Autocallable High Yield ETF

Part B - Statement of Additional Information for WEBs Autocallable High Yield ETF

Part C - Other Information

Signatures

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion
June 29, 2026

PROSPECTUS

WEBs ETF Trust

WEBs Autocallable High Yield ETF (_____)

(the “Fund”)

[               ], 2026

Principal U.S. Listing Exchange: [____]

The Fund is an exchange-traded fund (“ETF”). This means that shares of the Fund (“Shares”) are listed on [____], its Principal U.S. Listing Exchange (the “Exchange”), a national securities exchange, and trade at market prices. The market price for the Shares may be different from the Fund’s net asset value per share (the “NAV”).

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. The Shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. It is possible to lose money by investing in the Fund.

WEBs Autocallable High Yield ETF

OBJECTIVE

The Fund seeks to provide investors with a high level of income and the potential to limit downside market volatility through exposure to the [____] Autocallable Index (the “Autocallable Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and the Example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment):

Management Fees[1]	[__]%
Distribution and Service (12b-1) Fees	[__]%
Other Expenses[2]	[__]%
Total Annual Fund Operating Expenses	[__]%
(1)	Unitary management fee under which the investment adviser pays substantially all expenses of the Fund (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any, and any expenses incurred by the Trust and allocated to the Fund), excluding the fee paid to the investment adviser, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the Independent Trustees of the Trust, their counsel, the execution of portfolio transactions (including any net account or similar fees charged by futures commission merchants), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[___]	$[___]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified, actively managed ETF listed for trading on the Exchange. The Fund seeks to provide investors with a high level of income and the potential to limit downside market volatility by obtaining exposure to the Autocallable Index. Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes, if any) in financial instruments used to implement its Autocallable Index exposure and collateral strategy, including unfunded total return swaps, U.S. Treasury securities, cash, cash equivalents and box spreads.

The Autocallable Index

The Autocallable Index is designed to reflect the performance of a theoretical, laddered portfolio of approximately [ ] synthetic autocallable instruments (“Autocallable Instruments”) with staggered entry dates and common or similar economic terms. Autocallable Instruments are structured instruments that may be automatically redeemed prior to maturity and may pay a conditional coupon, in each case upon the an underlying reference index (the “Underlying Reference Index”) meeting predetermined performance levels on specified dates. Autocallable Instruments are designed to provide periodic income opportunities and limited downside protection if the applicable Underlying Reference Index declines. As described below, Autocallable Instruments include multiple Observation Dates on which the Underlying Reference Index is measured against predetermined Coupon Barriers, Call Levels and Maturity Barriers. See “- Synthetic Autocallable Instrument Terms” below.

The Autocallable Index seeks to provide reduced downside volatility through benefits such as reduced timing risk, diversification across Autocallable Instruments (i.e., not subject to a single Maturity Barrier), and contingent Maturity Barriers. As part of the Fund's seeking to generate a high level of income, any coupons due and payable on individual synthetic Autocallable Instruments will, when and if payable, be paid into the Fund. The Fund will not attempt to replicate or track the Autocallable Index by holding each synthetic Autocallable Instrument reflected in the Autocallable Index. Instead, the Fund expects to obtain exposure to the level or performance of the Autocallable Index primarily through unfunded total return swaps and related instruments, as well as by short-term instruments and collateral investments in support of that exposure.

The Autocallable Index includes synthetic Autocallable Instruments tied to the same Underlying Reference Index, as identified by the Autocallable Index methodology. The Autocallable Instruments will observe Initial Measurement Dates, Coupon Barriers, No Call Periods, Call Levels, Observation Dates and Maturity Barriers in accordance with the Autocallable Index. The Autocallable Index is designed to replace Autocallable Instruments that are called, mature or otherwise no longer provide the desired exposure with newly issued synthetic Autocallable Instruments or other related instruments. Because those replacements may have less favorable terms, the Autocallable Index may reflect lower coupon rates, less favorable downside barriers or different underlying reference indexes, to the extent permitted by the Autocallable Index methodology.

Coupon payments, principal repayment timing and principal value at maturity of the synthetic Autocallable Instruments reflected in the Autocallable Index, and ultimately the Fund’s total return, depend on the performance of the Underlying Reference Index. If the Underlying Reference Index is above the applicable Coupon Barrier on a Coupon Observation Date, the instrument will reflect a coupon for that period; if it is below the Barrier, it will not. If the Underlying Reference Index is at or above the applicable Call Level on a Call Observation Date after any No-Call Period, the instrument generally will be called and the Autocallable Index will reflect principal repayment together with any applicable coupon. If a synthetic Autocallable Instrument reflected in the Autocallable Index is not called before maturity, its maturity value will depend on the Underlying Reference Index. If the Underlying Reference Index is at or above the applicable maturity or downside Barrier at maturity, the instrument generally is expected to reflect repayment of principal, together with any applicable final coupon. If the Underlying Reference Index is below the applicable downside Barrier, the instrument may reflect less than its principal amount and incur a loss tied to the decline in the Underlying Reference Index. Fund returns from Autocallable Index exposure generally will be limited to the coupon payments and repayment amounts reflected by the instruments in the Autocallable Index, and the Fund does not expect to participate fully in gains of the Underlying Reference Index.

The Underlying Reference Index

The performance of the synthetic Autocallable Instruments reflected in the Autocallable Index is expected to be governed by the Underlying Reference Index as identified by the Autocallable Index methodology. The Underlying Reference Index is expected to provide rules-based exposure to the S&P 500 Index and includes a volatility-targeting methodology designed to adjust exposure based on [realized/implied] volatility conditions, with a target volatility and annual decrement levels, as described below. The Underlying Reference Index dynamically adjusts exposure based on market volatility conditions. During calm or typical market environments, the Underlying Reference Index increases exposure to [___] while during volatile market periods, the Underlying Reference Index reduces exposure to [___]. The Underlying Reference Index rebalances [__] (at the end of each [___]) based on [___] implied volatility derived from [___] [___] options prices.

Reference Index. The Underlying Reference Index is expected to provide rules-based exposure to the S&P 500 Index, or another specified market exposure identified in the Underlying Reference Index methodology. The S&P 500 Index is a market-capitalization-weighted index that tracks the performance of approximately 500 of the largest publicly traded companies listed on U.S. stock exchanges. It is maintained by S&P Dow Jones Indices, a division of S&P Global, and is widely regarded as one of the best single gauges of large-cap U.S. equities.

Volatility Target. The Underlying Reference Index includes a volatility-targeted strategy that generally seeks to adjust exposure to the Underlying Reference Index so that the Underlying Reference Index targets a specified level of volatility, expected to be [___]%, based on [realized volatility/implied volatility/another measure] and rebalanced [___].

Decrement. The Underlying Reference Index may reflect a fixed annual deduction of [__]% per annum, or another deduction specified in the Underlying Reference Index methodology, which would reduce the performance of the Underlying Reference Index before the Autocallable Instrument terms are applied.

Portfolio Management and Oversight

The Fund expects to implement its exposure to the Autocallable Index primarily through unfunded total return swaps and to use collateral, liquidity and cash management instruments to support that exposure. The Autocallable Instruments will be rebalanced [___], employing a [___] roll mechanism whereby Autocallable Instruments that have auto called or matured are replaced depending upon the Autocallable Index cashflows with new Autocallable Instruments and any coupons paid are reinvested in Autocallable Instruments. This systematic approach seeks to maintain a consistent exposure to a theoretical portfolio of approximately [ ] Autocallable Instruments while benefiting from diversification of entry points across market cycles.

The Fund expects to invest substantially all of its assets not committed to obtaining Autocallable Index exposure in U.S. Treasury securities with remaining maturities of one year or less, cash, cash equivalents, box spreads and box spread ETFs. The Fund may also invest in eligible collateral instruments to support its obligations under unfunded total return swaps, which may include investment-grade fixed income securities, floating rate bonds, notes with variable interest rates tied to benchmarks issued by governments and European or U.S. investment-grade corporate issuers, commercial paper and money market funds.

While the Autocallable Index follows systematic rules for maintenance and replacement, the Adviser actively oversees the swap counterparty exposure and creditworthiness, collateral management and optimization, the Fund’s overall portfolio risk characteristics as well as the execution quality and management of swap agreements. The Fund’s investment exposure may change over time as the Autocallable Index changes, synthetic Autocallable Instruments reflected in the Autocallable Index are called, mature or are otherwise replaced, or the Fund enters, terminates or modifies unfunded total return swaps.

Synthetic Autocallable Instrument Terms

The following illustrative table describes certain expected characteristics of the synthetic Autocallable Instruments reflected in the Autocallable Index. Actual terms may differ from those shown below. The performance a given Autocallable Instrument is evaluated on three categories of measurement dates: (1) Coupon Observation Dates; (2) Call Observation Dates; and (3) the Maturity Date. Below is a sample payout structure of an Autocallable Instrument:

Term	Term Data	Term Description
Autocallable Instrument — Underlying Reference Index	The [ ] Index	The Underlying Reference Index whose performance determines whether the synthetic Autocallable Instrument reflects a coupon, is called or returns less than principal at maturity.
Autocallable Instrument — Initial Measurement Date	Entry date for the applicable synthetic Autocallable Instrument	The initial value of the Underlying Reference Index is set on this date and is used to determine the coupon barrier, call level and maturity barrier.
Autocallable Instrument — Observation Dates	[___] Call Observation Date [ ] Coupon Observation Date	The Underlying Reference Index is measured on scheduled dates to determine whether a coupon is reflected and, after the no-call period, whether the synthetic Autocallable Instrument is called.
Autocallable Instrument — Coupon Barrier	[__]% of the initial value of the Underlying Reference Index	The Underlying Reference Index generally must be at or above this level on an observation date for the synthetic Autocallable Instrument to reflect a coupon for that period.

Autocallable Instrument — Coupon Observation/Payment Frequency	[___]	If the Underlying Reference Index satisfies the coupon barrier on a monthly observation date, the synthetic Autocallable Instrument generally reflects a coupon for that monthly period.
Autocallable Instrument — Call Level	[___]% of the initial value of the Underlying Reference Index	If the Underlying Reference Index is at or above this level on an observation date after the no-call period, the synthetic Autocallable Instrument is automatically redeemed and reflects principal repayment plus any applicable coupon.
Autocallable Instrument — No-Call Period	[___] months	The synthetic Autocallable Instrument is not eligible to be automatically redeemed during the first three months, even if the Underlying Reference Index is at or above the call level.
Autocallable Instrument — Maturity Barrier	[___]% of the initial value of the Underlying Reference Index	If the synthetic Autocallable Instrument is not called and the Underlying Reference Index is below this level at maturity, the synthetic Autocallable Instrument may reflect less than its principal amount.
Autocallable Instrument — Tenor	[___] years

If the synthetic Autocallable Instrument is not called before maturity, the final value depends on the performance of the Underlying Reference Index and the terms of the synthetic Autocallable Instrument.

Fund Instruments

As further described below, the Fund seeks to implement this strategy by investing in the following instruments:

Swap Agreements. Swap agreements are contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a total return swap transaction, two parties agree to exchange the return, or differentials in rates of return, earned or realized on predetermined investments or instruments for a specified time period. The Fund’s unfunded total return swaps are expected to provide exposure to the performance of the Autocallable Index without requiring the Fund to pay the full notional amount of the swap at the time the Fund enters into the agreement.

Cash Position. The Fund may hold cash, cash-like instruments or high-quality fixed income securities (collectively, a “Cash Position”). The Cash Position may be used to satisfy redemption requests, support the Fund’s use of unfunded total return swaps, manage liquidity, meet collateral or margin requirements, pay Fund expenses or pending investment in other instruments. The Cash Position may consist of income-producing (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury, including U.S. Treasury securities with remaining maturities of one year or less; (2) money market funds; (3) fixed income ETFs; (4) collateralized repurchase agreements; (5) investment-grade corporate debt securities, such as commercial paper and other short-term unsecured promissory notes; and/or (6) other eligible collateral instruments.

Box Spreads. The Fund may invest in box spreads. A box spread is an options-based position that combines long and short call and put options with the same expiration date but different strike prices. The Fund may use box spreads as part of its Cash Position or otherwise as part of its cash management, collateral management or portfolio management strategy.

Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary (the “Subsidiary”) organized under the laws of the Cayman Islands. If determined necessary or advisable by the Fund, the Subsidiary is expected to provide exposure to the Autocallable Index within the limitations of Subchapter M of the Code and Internal Revenue Service guidance, primarily by investing in derivative instruments, including unfunded total return swaps.

Concentration Policy. To the extent the Autocallable Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Autocallable Index. For purposes of this policy, the Fund will look through to the securities or instruments reflected in the Autocallable Index or otherwise underlying the Fund’s investment exposure to the extent required by applicable law.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Active Management Risk. The Fund is actively managed and its performance will reflect investment decisions made by the Adviser or Sub-Adviser, including decisions regarding the Fund’s use of swap agreements, ETFs, the Cash Position, box spreads and other instruments. The Fund’s actively managed strategy may fail to produce the intended results, may cause the Fund to underperform the Autocallable Index or other investments with similar investment objectives and may expose the Fund to losses even if the Autocallable Index or the relevant reference assets perform favorably.

Active Market Risk. Although the Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of creation units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting. This may also result in significantly diminished trading market for the Shares.

Autocallable Strategy Risk. The Fund’s investment strategy is based on exposure to synthetic Autocallable Instruments reflected in the Autocallable Index. The Fund’s returns may depend on whether the applicable reference asset satisfies specified Coupon Barriers, Call Levels and Maturity Barriers on scheduled Observation Dates. If the reference asset falls below the applicable Coupon Barrier, the Autocallable Index may not reflect a coupon for that period. If the reference asset is below the applicable Maturity Barrier at maturity, the Autocallable Index may reflect a loss tied to the decline in the reference asset. The Fund’s upside participation generally will be limited to the coupon and repayment terms reflected in the Autocallable Index, and the Fund may not participate fully in gains of the applicable reference asset. Synthetic Autocallable Instruments may be called before maturity, which may cause the Autocallable Index to reinvest into new synthetic Autocallable Instruments with less favorable terms.

Box Spread Risk. The Fund may invest in box spreads and box spread ETFs. A box spread is an options-based strategy and is subject to the risks of the options contracts that comprise the position, including liquidity risk, valuation risk, counterparty or clearing risk, and the risk that the position will not perform as expected. The value of a box spread may be affected by changes in interest rates, option pricing, market liquidity and transaction costs. Box spread ETFs are subject to the risks of the box spreads and other instruments they hold, as well as the risks associated with investing in ETFs and other investment companies.

Cash Position Risk. The Fund’s Cash Position may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Fund Shares.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Concentration Risk. The Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Autocallable Index. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Investments in debt securities rated BBB or BAA may have speculative characteristics. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Decrement Risk. The level or return of an underlying reference index may reflect a fixed decrement or similar deduction. Any decrement will reduce the performance of the underlying reference index before the synthetic autocallable terms are applied and, as a result, may reduce the likelihood that the Autocallable Index reflects coupon payments, automatic calls or full principal repayment at maturity. A decrement may cause the Fund’s returns to be lower than they would have been if the underlying reference index did not include such deduction.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Index and Index Exposure Risk. The Fund seeks to obtain exposure to the Autocallable Index, which is maintained by a third-party provider that is unaffiliated with the Fund or the Adviser. There can be no guarantee or assurance that the methodology used by the Autocallable Index Provider to create the Autocallable Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Autocallable Index will be free from error or that the Autocallable Index will accurately reflect the intended autocallable income strategy. The Autocallable Index may underperform other asset classes, reference assets, strategies or similar indexes. There can be no assurance that the Autocallable Index or any underlying reference index will be maintained indefinitely or that the Fund will continue to be able to use such indexes to implement its strategy. The Fund may also fail to obtain the intended exposure to the Autocallable Index, including as a result of swap pricing, counterparty limitations, collateral requirements, transaction costs, market disruptions or other operational or market events. Each of these factors could have a negative impact on the performance of the Fund.

Investment in a Subsidiary Risk. The Fund may invest a portion of its assets in the Subsidiary. To comply with the asset diversification requirements applicable to a regulated investment company, the Fund intends to limit its investment in the Subsidiary to 25% of the Fund’s total assets at the end of each taxable quarter. To the extent the Fund invests in the Subsidiary, the Fund will be subject to the risks associated with the derivative instruments and other investments held by the Subsidiary. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Fund’s Prospectus and statement of additional information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund is expected to be the sole shareholder of the Subsidiary. Changes in the laws of the United States or the Cayman Islands could result in the inability of the Fund or the Subsidiary to operate as described and could negatively affect the Fund and its shareholders.

Market Risk. Overall securities market risks will affect the value of individual instruments in which the Fund invests, and the market price of a security may fluctuate, sometimes rapidly and unpredictably. Markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events affect the markets in which the Fund invests. The adverse impact of any one or more of these events on the market value of the Fund’s investments could be significant and cause losses. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity in turn could lead to wider bid-ask spreads and differences between the market price of the Fund and the underlying value of those shares.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a discount or a premium to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund Shares trading at a premium or discount to its NAV. Accordingly, investors may pay more than NAV when purchasing Fund Shares or receive less than NAV when selling Fund Shares. Such divergence is likely to be greater under stressed market conditions.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger fund.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers (including the Autocallable Index Provider), counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Options Contracts Risk. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the options contract and economic events. For the Fund in particular, the values of the options contracts in which it invests are substantially influenced by the values of the underlying instruments. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to expiry, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts.

The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. As the options contracts are exercised or expire the Fund will enter into new options contracts, a practice referred to as rolling.

Trading FLexible EXchange® option contracts (“FLEX Options”) involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

Other Investment Companies Risk. The Fund may invest in other investment companies.  The Fund will incur higher and duplicative expenses when it invests in other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies, which include, but are not limited to, risks associated with the use of derivatives, imperfect benchmark correlation, leverage and inverse leverage and market price variance, all of which can increase volatility and decrease performance. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

Over-the-Counter Market Risk. Swaps traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk. The Fund is also exposed to default by the counterparty to the swap agreement who may be unwilling or unable to perform its contractual obligations to the Fund.

Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, swap exposure, Cash Position or collateral investments, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective. In these instances, the Fund may have investment exposure to the Autocallable Index, the Underlying Reference Index or other instruments that is significantly greater or less than what is intended in its strategy. As a result, the Fund may be more exposed to leverage, counterparty, market or liquidity risk than if it had been properly rebalanced and may not achieve its investment objective.

Swap Agreement Risk. The Fund may use swap agreements as a means to achieve its investment objective. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the Commodity Futures Trading Commission (“CFTC”). CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swap agreements, if the strategy has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk (“VaR”) that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily leveraged performance for the Fund.

Tracking Difference Risk. The Fund’s performance may differ from the performance of the Autocallable Index. Differences may occur because the Fund does not invest directly in each synthetic Autocallable Instrument reflected in the Autocallable Index and instead expects to obtain exposure to the Autocallable Index primarily through unfunded total return swaps. Differences may also result from swap pricing, financing costs, transaction costs, collateral returns, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, changes to the Autocallable Index, market disruptions, tax or regulatory requirements, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking difference also may result because the Fund incurs fees and expenses, while the Autocallable Index does not.

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Fund Shares will continue to meet the listing requirements of the Exchange which may result in the Fund Shares being delisted. An active trading market for the Fund Shares may not be developed or maintained.

Tax Risk. The federal income tax treatment of certain aspects of the Fund’s proposed operations are not entirely clear. This includes the tax aspects of the Fund’s swap strategy, investments in ETFs and use of box spreads or box spread ETFs. Certain swaps may not qualify as “Section 1256 contracts” under Section 1256 of the Code. Income from the swaps will be ordinary income, and disposition of such swaps will likely result in short-term capital gains or losses. The Fund intends to treat any income it may derive from the swap contracts as “qualifying income” under the provisions of the Code applicable to regulated investment companies. Because authority related to determining the issuer of swap contracts is unclear, the Fund intends to test the contracts for purposes of the diversification test as if the counterparty were the issuer of the swaps. If income from the swaps is not qualifying income or if the Fund’s issuer determinations for its swaps are not respected, the Fund could lose its status as a regulated investment company. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed and the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. If the Fund fails to qualify as a regulated investment company, distributions to the Fund's shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. See "U.S. FEDERAL INCOME TAXATION."

Underlying Reference Index and ETF Risk. Because the Fund seeks exposure to the Autocallable Index, the Fund’s investment performance will depend significantly on the performance of the Underlying Reference Index or Indexes and other reference assets reflected in the Autocallable Index methodology. The Fund may also invest in ETFs that provide exposure substantially similar to the Underlying Reference Index or Indexes used in the Fund’s autocallable income strategy. These ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, such as Authorized Participant Concentration Risk, Market Maker Risk, Market Risk, Operational Risk and Trading Issues Risk. However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying Reference Index or Indexes, related ETFs or other instruments that provide similar investment exposure:

Volatility-Targeted Strategy Risk. An Underlying Reference Index may employ a volatility-targeted strategy. A volatility-targeted strategy may increase exposure to the applicable market or instruments when realized volatility is below the target volatility level and may decrease exposure when realized volatility is above the target volatility level. As a result, the strategy may reduce exposure during periods when the market subsequently rises, or may increase exposure before or during periods when the market subsequently declines. The performance of a volatility-targeted strategy may differ significantly in amount and, at times, direction from the performance of the market or instruments to which it provides exposure.

Volatility and Leverage Risk. Volatility is the characteristic of a security, an index or market to fluctuate significantly in price within a short period of time. Investment exposure to equity securities, futures contracts, derivatives or other instruments reflected in an Underlying Reference Index can be highly volatile and may experience sudden, large and unexpected losses. A volatility-targeted reference index may use leverage or increased notional exposure to seek to maintain its target volatility level, which can magnify losses and increase the volatility of the Autocallable Index and the Fund. Due to the effect of compounding and changing market conditions, the performance of a volatility-targeted or leveraged strategy over longer periods of time can differ significantly from the performance of the market or instruments to which it provides exposure.

Equity Securities Risk. The Underlying Reference Index or Indexes, related ETFs or other reference assets may provide exposure to equity securities or equity-linked instruments, and therefore the Fund may have exposure to the equity securities markets. Equity securities may decline in value because of declines in the price of a particular holding, broad stock market movements or other economic or market events, including changes in interest rates. The value of Fund Shares will fluctuate with changes in the value of the equity securities, equity-linked instruments or related market exposure reflected in the Fund’s investment strategy.

Large Capitalization Companies Risk. To the extent an Underlying Reference Index, related ETF or other reference asset provides exposure to large capitalization companies, the Fund will be exposed to risks associated with such companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Sector Risk: To the extent an Underlying Reference Index, related ETF or other reference asset provides significant exposure to a particular sector or group of sectors, the Fund will be more affected by the performance of that sector or group of sectors than a fund that is more diversified. Market or economic developments affecting a particular sector or group of sectors may have a significant adverse effect on the value of the Fund’s investments and Fund Shares.

Valuation Risk. The Fund expects to hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

FUND PERFORMANCE

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.websinv.com.

PORTFOLIO MANAGEMENT

Investment Adviser

WEBs Investments Inc. serves as the investment adviser to the Fund.

Sub-Adviser

Vident Advisory, LLC (d/b/a Vident Asset Management) (“Vident” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers

The professionals jointly and primarily responsible for the day-to-day management of the Fund are:

Name	Title	Length of Service
Devin Ryder, CFA	Senior Portfolio Manager at Vident	Since Inception
Austin Wen, CFA	Senior Portfolio Manager at Vident	Since Inception
Rafael Zayas, CFA	Senior Vice President, Head of Portfolio Management & Trading at Vident	Since Inception

PURCHASE AND SALE OF FUND SHARES

Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) when buying or selling Fund Shares on the secondary market (“bid-ask spread”). The Fund will only issue or redeem shares that have been aggregated into blocks of shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Information regarding the Fund Shares such as NAV, market price and related other information is available on the Fund’s website, at www.websinv.com.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. [The Fund intends to make distributions monthly and distribute long-term capital gains, if any, at least annually.] You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified, actively managed ETF listed for trading on the Exchange and a series of WEBs ETF Trust. The Fund seeks to provide investors with a high level of income and the potential to limit downside market volatility by obtaining exposure to its respective Autocallable Index. Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes, if any) in financial instruments used to implement its Autocallable Index exposure and collateral strategy, including unfunded total return swaps, U.S. Treasury securities, cash, cash equivalents and box spreads. The Adviser and the Sub-Adviser manage the Fund seeking to provide high income and the potential to limit downside market volatility by obtaining exposure to the Autocallable Index, but a number of factors may affect the Fund’s ability to achieve a high level of income and limit downside market volatility, and there can be no guarantee the Fund will achieve either objective.

The Fund will not attempt to replicate or track the Autocallable Index by holding each synthetic Autocallable Instrument reflected in the Autocallable Index. Instead, the Fund expects to obtain exposure to the level or performance of the Autocallable Index primarily through unfunded total return swaps and related instruments, as well as by short-term instruments and collateral investments in support of that exposure.

There is no assurance that the Fund will successfully maintain a high level of income while limiting downside market volatility or achieve performance similar to that of the Autocallable Index. The Fund’s returns will likely differ in amount from the Autocallable Index. These differences can be significant, and the Fund and the Autocallable Index may incur substantial losses. The Fund can lose money regardless of the performance of the Autocallable Index.

The Board of Trustees (the “Board”) of the Trust may change the Fund’s investment objective, benchmark, investment strategy and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the Statement of Additional Information (“SAI”). With respect to the Fund’s stated policy of investing a minimum percentage of its net assets in certain types of securities, shareholders will be provided with at least 60 days’ notice prior to any change in such investment policy. The amount of exposure the Fund has to a specific combination of financial instruments may differ and may be changed without shareholder approval at any given time. The amount of the Fund’s exposure should be expected to change from time to time at the discretion of the Adviser and/or Sub-Adviser based on market conditions and other factors.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment strategies. High levels of portfolio turnover can increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

The Fund will invest in unfunded total return swaps and related instruments that provide economic exposure to Autocallable Instruments tied to the Underlying Reference Index identified by the Autocallable Index methodology. It is expected that the Autocallable Instruments will have Coupon Barrier Levels that are approximately [__]% of the Call Level and Maturity Barrier Levels that are approximately [__]% of the Call Level. Further, it is expected that the Coupon Payments will range from approximately [___]. The Autocallable Instruments will provide for the below payout structure at maturity.

In addition to this payout structure at the maturity date, the Autocallable Instruments will be evaluated at two separate times: Coupon Observation Dates and Call Observation Dates. On each Coupon Observation Date, the coupon payment is contingent upon the performance of the Underlying Reference Index, such that the following outcomes are produced: if the price of the Underlying Reference Index is above the Coupon Barrier level, the instrument will reflect a coupon for that period; or if the price of the Underlying Reference Index is below the Coupon Barrier level, the instrument will not reflect a coupon for that period. If the Underlying Reference Index is at or above the applicable Call Level on a Call Observation Date after any No-Call Period, the instrument generally will be called and the Autocallable Index will reflect principal repayment together with any applicable coupon. If a synthetic Autocallable Instrument reflected in the Autocallable Index is not called before maturity, its maturity value will depend on the Underlying Reference Index. If the Underlying Reference Index is at or above the applicable maturity or downside barrier at maturity, the instrument generally is expected to reflect repayment of principal, together with any applicable final coupon. If the Underlying Reference Index is below the applicable downside barrier, the instrument may reflect less than its principal amount and incur a loss tied to the decline in the Underlying Reference Index.

Additional Information About the Underlying Reference Indexes

The synthetic Autocallable Instruments reflected in the Autocallable Index are expected to reference the following Underlying Reference Index: [___]

Investor Suitability Considerations

The Fund is a unique investment product that may not be suitable for all investors. An investor should consider investing in the Fund only if it, among other reasons, fully understands the risks inherent in an investment in the Fund’s Shares, desires to invest in a product that seeks to provide periodic income contingent upon the performance of the Underlying Reference Index, fully understands the operationality of the Autocallable Instruments, fully understands the Fund may be subjected to the losses of the Underlying Reference Index and will not participate in any capital appreciation of the Underlying Reference Index, and that there is no guarantee that the Fund will be successful in achieving its investment objective. An investor should not consider investing in the Fund if it, among other reasons, does not fully understand the risks inherent in an investment in the Fund’s Shares, desires a product that provides for the potential for capital appreciation, does not understand the operationality of the Autocallable Instruments, and does not understand that the Fund may be subjected to the losses of the Underlying Reference Index or is unwilling to bear such losses.

Fund Instruments

Swap Agreements. Swap agreements are contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a total return swap transaction, two parties agree to exchange the return, or differentials in rates of return, earned or realized on predetermined investments or instruments for a specified time period. The Fund’s unfunded total return swaps are expected to provide exposure to the performance of the Autocallable Index without requiring the Fund to pay the full notional amount of the swap at the time the Fund enters into the agreement.

Cash Position. The Fund may hold cash, cash-like instruments or high-quality fixed income securities (collectively, a “Cash Position”). The Cash Position may be used to satisfy redemption requests, support the Fund’s use of unfunded total return swaps, manage liquidity, meet collateral or margin requirements, pay Fund expenses or pending investment in other instruments. The Cash Position may consist of income-producing (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury, including U.S. Treasury securities with remaining maturities of one year or less; (2) money market funds; (3) fixed income ETFs; (4) collateralized repurchase agreements; (5) investment-grade corporate debt securities, such as commercial paper and other short-term unsecured promissory notes; and/or (6) other eligible collateral instruments.

Box Spreads. The Fund may invest in box spreads. A box spread is an options-based position that combines long and short call and put options with the same expiration date but different strike prices. The Fund may use box spreads as part of its Cash Position or otherwise as part of its cash management, collateral management or portfolio management strategy.

Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary (the “Subsidiary”) organized under the laws of the Cayman Islands. If determined necessary or advisable by the Fund, the Subsidiary is expected to provide exposure to the Autocallable Index within the limitations of Subchapter M of the Code and Internal Revenue Service guidance, primarily by investing in derivative instruments, including unfunded total return swaps.

Concentration Policy. To the extent the Autocallable Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Autocallable Index. For purposes of this policy, the Fund will look through to the securities or instruments reflected in the Autocallable Index or otherwise underlying the Fund’s investment exposure to the extent required by applicable law.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI and on the Fund’s website at www.websinv.com.

ADDITIONAL RISK INFORMATION

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above. The significance of each risk factor below may change over time, and you should review each risk factor carefully.

Active Management Risk. The Fund is actively managed and its performance will reflect investment decisions made by the Adviser or Sub-Adviser, including decisions regarding the Fund’s use of swap agreements, ETFs, the Cash Position, box spreads and other instruments. The Fund’s actively managed strategy may fail to produce the intended results, may cause the Fund to underperform the Autocallable Index or other investments with similar investment objectives and may expose the Fund to losses even if the Autocallable Index or the relevant reference assets perform favorably.

Active Market Risk. Although the Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of creation units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting. This may also result in significantly diminished trading market for the Shares.

Autocallable Strategy Risk. The Fund’s investment strategy is based on exposure to synthetic Autocallable Instruments reflected in the Autocallable Index. The Fund’s returns may depend on whether the applicable reference asset satisfies specified Coupon Barriers, Call Levels and Maturity Barriers on scheduled Observation Dates. If the reference asset falls below the applicable coupon barrier, the Autocallable Index may not reflect a coupon for that period. If the reference asset is below the applicable Maturity Barrier at maturity, the Autocallable Index may reflect a loss tied to the decline in the reference asset. The Fund’s upside participation generally will be limited to the coupon and repayment terms reflected in the Autocallable Index, and the Fund may not participate fully in gains of the applicable reference asset. Synthetic Autocallable Instruments may be called before maturity, which may cause the Autocallable Index to reinvest into new synthetic Autocallable Instruments with less favorable terms.

Box Spread Risk. The Fund may invest in box spreads and box spread ETFs. A box spread is an options-based strategy and is subject to the risks of the options contracts that comprise the position, including liquidity risk, valuation risk, counterparty or clearing risk, and the risk that the position will not perform as expected. The value of a box spread may be affected by changes in interest rates, option pricing, market liquidity and transaction costs. Box spread ETFs are subject to the risks of the box spreads and other instruments they hold, as well as the risks associated with investing in ETFs and other investment companies.

Cash Position Risk. The Fund’s Cash Position may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Fund Shares.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Concentration Risk. The Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Autocallable Index. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Investments in debt securities rated BBB or BAA may have speculative characteristics. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Decrement Risk. The level or return of an underlying reference index may reflect a fixed decrement or similar deduction. Any decrement will reduce the performance of the underlying reference index before the synthetic autocallable terms are applied and, as a result, may reduce the likelihood that the Autocallable Index reflects coupon payments, automatic calls or full principal repayment at maturity. A decrement may cause the Fund’s returns to be lower than they would have been if the underlying reference index did not include such deduction.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Index and Index Exposure Risk. The Fund seeks to obtain exposure to the Autocallable Index, which is maintained by a third-party provider that is unaffiliated with the Fund or the Adviser. There can be no guarantee or assurance that the methodology used by the Autocallable Index Provider to create the Autocallable Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Autocallable Index will be free from error or that the Autocallable Index will accurately reflect the intended autocallable income strategy. The Autocallable Index may underperform other asset classes, reference assets, strategies or similar indexes. There can be no assurance that the Autocallable Index or any Underlying Reference Index will be maintained indefinitely or that the Fund will continue to be able to use such indexes to implement its strategy. The Fund may also fail to obtain the intended exposure to the Autocallable Index, including as a result of swap pricing, counterparty limitations, collateral requirements, transaction costs, market disruptions or other operational or market events. Each of these factors could have a negative impact on the performance of the Fund.

Investment in a Subsidiary Risk. The Fund may invest a portion of its assets in the Subsidiary. To comply with the asset diversification requirements applicable to a regulated investment company, the Fund intends to limit its investment in the Subsidiary to 25% of the Fund’s total assets at the end of each taxable quarter. To the extent the Fund invests in the Subsidiary, the Fund will be subject to the risks associated with the derivative instruments and other investments held by the Subsidiary. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Fund’s Prospectus and statement of additional information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund is expected to be the sole shareholder of the Subsidiary. Changes in the laws of the United States or the Cayman Islands could result in the inability of the Fund or the Subsidiary to operate as described and could negatively affect the Fund and its shareholders.

Market Risk. Overall securities market risks will affect the value of individual instruments in which the Fund invests, and the market price of a security may fluctuate, sometimes rapidly and unpredictably. Markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events affect the markets in which the Fund invests. The adverse impact of any one or more of these events on the market value of the Fund’s investments could be significant and cause losses. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity in turn could lead to wider bid-ask spreads and differences between the market price of the Fund and the underlying value of those shares.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a discount or a premium to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund Shares trading at a premium or discount to its NAV. Accordingly, investors may pay more than NAV when purchasing Fund Shares or receive less than NAV when selling Fund Shares. Such divergence is likely to be greater under stressed market conditions.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger fund.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers (including the Autocallable Index Provider), counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Options Contracts Risk. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the options contract and economic events. For the Fund in particular, the values of the options contracts in which it invests are substantially influenced by the values of the underlying instruments. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to expiry, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. As the options contracts are exercised or expire the Fund will enter into new options contracts, a practice referred to as rolling.

Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

Other Investment Companies Risk. The Fund may invest in other investment companies.  The Fund will incur higher and duplicative expenses when it invests in other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies, which include, but are not limited to, risks associated with the use of derivatives, imperfect benchmark correlation, leverage and inverse leverage and market price variance, all of which can increase volatility and decrease performance. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

Over-the-Counter Market Risk. Swaps traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk. The Fund is also exposed to default by the counterparty to the swap agreement who may be unwilling or unable to perform its contractual obligations to the Fund.

Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, swap exposure, Cash Position or collateral investments, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective. In these instances, the Fund may have investment exposure to the Autocallable Index, the Underlying Reference Index or other instruments that is significantly greater or less than what is intended in its strategy. As a result, the Fund may be more exposed to leverage, counterparty, market or liquidity risk than if it had been properly rebalanced and may not achieve its investment objective.

Swap Agreement Risk. The Fund may use swap agreements as a means to achieve its investment objective. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the Commodity Futures Trading Commission (“CFTC”). CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swap agreements, if the strategy has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk (“VaR”) that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily leveraged performance for the Fund.

Tracking Difference Risk. The Fund’s performance may differ from the performance of the Autocallable Index. Differences may occur because the Fund does not invest directly in each synthetic Autocallable Instrument reflected in the Autocallable Index and instead expects to obtain exposure to the Autocallable Index primarily through unfunded total return swaps. Differences may also result from swap pricing, financing costs, transaction costs, collateral returns, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, changes to the Autocallable Index, market disruptions, tax or regulatory requirements, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking difference also may result because the Fund incurs fees and expenses, while the Autocallable Index does not.

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Fund Shares will continue to meet the listing requirements of the Exchange which may result in the Fund Shares being delisted. An active trading market for the Fund Shares may not be developed or maintained.

Tax Risk. The federal income tax treatment of certain aspects of the Fund’s proposed operations are not entirely clear. This includes the tax aspects of the Fund’s swap strategy, investments in ETFs and use of box spreads or box spread ETFs. Certain swaps may not qualify as “Section 1256 contracts” under Section 1256 of the Code. Income from the swaps will be ordinary income, and disposition of such swaps will likely result in short-term capital gains or losses. The Fund intends to treat any income it may derive from the swap contracts as “qualifying income” under the provisions of the Code applicable to regulated investment companies. Because authority related to determining the issuer of swap contracts is unclear, the Fund intends to test the contracts for purposes of the diversification test as if the counterparty were the issuer of the swaps. If income from the swaps is not qualifying income or if the Fund’s issuer determinations for its swaps are not respected, the Fund could lose its status as a regulated investment company. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed and the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. If the Fund fails to qualify as a regulated investment company, distributions to the Fund's shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. See "U.S. FEDERAL INCOME TAXATION."

Underlying Reference Index and ETF Risk. Because the Fund seeks exposure to the Autocallable Index, the Fund’s investment performance will depend significantly on the performance of the Underlying Reference Index or Indexes and other reference assets reflected in the Autocallable Index methodology. The Fund may also invest in ETFs that provide exposure substantially similar to the Underlying Reference Index or Indexes used in the Fund’s autocallable income strategy. These ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, such as Authorized Participant Concentration Risk, Market Maker Risk, Market Risk, Operational Risk and Trading Issues Risk. However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying Reference Index or Indexes, related ETFs or other instruments that provide similar investment exposure:

Volatility-Targeted Strategy Risk. An Underlying Reference Index may employ a volatility-targeted strategy. A volatility-targeted strategy may increase exposure to the applicable market or instruments when realized volatility is below the target volatility level and may decrease exposure when realized volatility is above the target volatility level. As a result, the strategy may reduce exposure during periods when the market subsequently rises, or may increase exposure before or during periods when the market subsequently declines. The performance of a volatility-targeted strategy may differ significantly in amount and, at times, direction from the performance of the market or instruments to which it provides exposure.

Volatility and Leverage Risk. Volatility is the characteristic of a security, an index or market to fluctuate significantly in price within a short period of time. Investment exposure to equity securities, futures contracts, derivatives or other instruments reflected in an Underlying Reference Index can be highly volatile and may experience sudden, large and unexpected losses. A volatility-targeted reference index may use leverage or increased notional exposure to seek to maintain its target volatility level, which can magnify losses and increase the volatility of the Autocallable Index and the Fund. Due to the effect of compounding and changing market conditions, the performance of a volatility-targeted or leveraged strategy over longer periods of time can differ significantly from the performance of the market or instruments to which it provides exposure.

Equity Securities Risk. The Underlying Reference Index or Indexes, related ETFs or other reference assets may provide exposure to equity securities or equity-linked instruments, and therefore the Fund may have exposure to the equity securities markets. Equity securities may decline in value because of declines in the price of a particular holding, broad stock market movements or other economic or market events, including changes in interest rates. The value of Fund Shares will fluctuate with changes in the value of the equity securities, equity-linked instruments or related market exposure reflected in the Fund’s investment strategy.

Large Capitalization Companies Risk. To the extent an Underlying Reference Index, related ETF or other reference asset provides exposure to large capitalization companies, the Fund will be exposed to risks associated with such companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Sector Risk: To the extent an Underlying Reference Index, related ETF or other reference asset provides significant exposure to a particular sector or group of sectors, the Fund will be more affected by the performance of that sector or group of sectors than a fund that is more diversified. Market or economic developments affecting a particular sector or group of sectors may have a significant adverse effect on the value of the Fund’s investments and Fund Shares.

Valuation Risk. The Fund expects to hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

MANAGEMENT

Board of Trustees. The Board is responsible for overseeing the management and business affairs of the Fund. The Board oversees the operations of the Fund by its officers. The Board also reviews management of the Fund’s assets by the investment adviser and sub-adviser. Information about the Board of Trustees and executive officers of the Fund is contained in the SAI.

Adviser. WEBs Investments Inc. serves as the investment adviser to the Fund and, subject to the supervision of the Board, is responsible for the investment management of the Fund, executed through the selection of the sub-adviser(s) for portfolio management and other agreed upon activities. In addition, the Adviser continuously reviews, supervises and administers the Fund’s investment program. The Adviser has been a registered investment adviser since October 2024. Its principal business address is 2497 Aspen Springs Dr., Park City, 84060 UT.

Pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee of [__]% to the Adviser in an amount equal to a percentage of its average daily net assets, as listed below. This unitary management fee is designed to pay the Fund’s expenses and to compensate the Adviser for the services it provides to the Fund. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any, and any expenses incurred by the Trust and allocated to the Fund), excluding the fee paid to the Adviser, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the Independent Trustees of the Trust, their counsel, the execution of portfolio transactions (including any net account or similar fees charged by futures commission merchants), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Adviser maintains the right to make payment of other expenses in connection with the Independent Trustees of the Trust and their counsel, provided, however, if the Adviser does not make these payments when due, such payments shall be payable by the Trust and allocated to the respective Fund.

Sub-Adviser.  Vident serves as sub-adviser to the Fund and performs the day-to-day management of the Fund’s assets and places orders for the purchase and sale of securities for the Fund. Vident was established in 2016. As of [__], 2026, Vident managed approximately $[__] in assets. Vident’s principal business address is at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009.

Pursuant to an investment sub-advisory agreement between the Adviser, Vident and the Trust, on behalf of the Fund (the “Vident Agreement”), the Adviser has agreed to pay an annual sub-advisory fee to Vident based on the Fund’s average daily net assets. The Adviser is responsible for paying the entirety of Vident’s sub-advisory fee. The Fund does not directly pay Vident.

Additional information about the Adviser and Vident can be found in the Fund’s SAI.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the Vident Agreement on behalf of the Fund will be available in the Fund’s form N-CSR for the fiscal period ended [__].

Manager-of-Managers Structure

The Trust and the Adviser intend to apply for exemptive relief from the SEC to operate under a manager-of-managers structure that would permit the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility for overseeing the Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Assuming the exemptive is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, the Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Advisor or its parent company, other than wholly-owned sub-advisers. The relief will be subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser.

The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager-of-Managers Structure will not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to the sub-advisers or material changes to sub-advisory agreements within 90 days of the change. Exemptive relief that has not been granted is subject to SEC approval, and there is no assurance the SEC will grant the requested relief.

Portfolio Managers. The Fund is managed by the portfolio managers listed below.

Devin Ryder, CFA, Senior Portfolio Manager at Vident. Ms. Ryder is a member of the Portfolio Management team at Vident with over five years of industry experience. Prior to joining Vident, Ms. Ryder was a Senior Software Engineer at Bloomberg, where she designed and built systems to connect ETF market participants and facilitate ETF primary market transactions. Before that, she was a Portfolio Manager at ETF Managers Group, where she specialized in domestic and international equity thematic strategies. Ms. Ryder holds a Bachelor of Science in Mathematics of Finance and Risk Management from the University of Michigan and holds the Chartered Financial Analyst designation.

Austin Wen, CFA, Senior Portfolio Manager at Vident. Mr. Wen has over a decade of investment management experience. He joined Vident in 2016 and specializes in portfolio management and trading of equity, derivative, and commodities-based portfolios, as well as risk monitoring, and investment analysis. Previously, he was an analyst for Vident Financial LLC, focusing on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia. Mr. Wen holds the Chartered Financial Analyst designation.

Rafael Zayas, CFA, Senior Vice President, Head of Portfolio Management & Trading at Vident. Mr. Zayas has over 15 years of trading and portfolio management experience in global equity products and ETFs. Previously, Mr. Zayas focused on international equities, specializing in managing and trading developed, emerging, and frontier market portfolios. Prior to joining Vident in 2017, he was a Portfolio Manager at Russell Investments for over $5 billion in quantitative strategies across global markets, including emerging, developed, and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity ETFs and assisted in managing $3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. Mr. Zayas holds the Chartered Financial Analyst designation.

Additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

FUND SERVICE PROVIDERS

Administrator, Custodian and Transfer Agent

Brown Brothers Harriman & Co is the Administrator for the Fund, the Transfer Agent to the Fund and the Custodian for the Fund’s assets.

Distributor

Foreside Fund Services, LLC (the “Distributor”) is the distributor of the Shares of the Fund. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., serves as the independent registered public accounting firm for the Trust.

Legal Counsel

Chapman and Cutler LLP serves as legal counsel to the Trust.

SHAREHOLDER PROCEEDINGS

The Trust is organized under the laws of Delaware pursuant to a Declaration of Trust, and as a result, certain shareholder proceedings must be brought in accordance with Delaware law. Shareholders should be note that any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, Declaration of Trust or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. Shareholders should note, however, that although these Delaware forum limitations claims do not apply to claims arising under the federal securities laws, these Delaware forum limitations, if enforceable, may impose upon Shareholders risks such as needing to bring action in a potentially inconvenient and/or unfavorable forum. Further, in connection with any such suit, action or proceeding brought in the Superior Court of Delaware, all Shareholders irrevocably waive the right to a trial by jury to the fullest extent permitted by law.

A Shareholder or Shareholders may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused in accordance with the relevant provisions of the Declaration of Trust. Further, a derivative action on behalf of the Trust may be brought only if (a) Shareholders holding at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the Series or Class to which such action relates and who are eligible to bring such derivative action join in the request for the Trustees to commence such derivative action; and (b) the Trustees are afforded a reasonable amount of time to consider the request for the derivative action and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The foregoing limitations regarding a derivative action in no way apply to, or otherwise impinge upon a Shareholder’s right to seek, potential claims arising under federal securities laws.

INDEX/TRADEMARK LICENSES AND DISCLAIMER

[__]

ADDITIONAL PURCHASE AND SALE INFORMATION

Shares are listed for secondary trading on Exchange and individual Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Years Day, Dr. Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of the Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund’s NAV, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of the Shares. The trading prices of the Shares may deviate significantly from its NAV during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained over long periods. Information showing the number of days the market price of the Shares was greater than the Fund’s NAV and the number of days it was less than a Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.websinv.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (IOPV) relating to the Fund. The IOPV calculations are estimates of the value of the Fund’s NAV per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities local market and may not reflect events that occur subsequent to the local markets close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a real-time update of the NAV per Share of the Fund, which is calculated only once a day. Neither the Fund, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Fund does not impose any restrictions on the frequency of purchases and redemptions; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would occur, for example from an investor’s efforts to take advantage of a potential arbitrage opportunity and would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, the Shares are issued and redeemed only in the large quantities of Creation Units available only from the Fund directly, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by shareholders would result in negative impact to the Fund or its shareholders.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act (such as an underlying fund), the Fund’s NAV is calculated based upon the net asset values of such registered open-end management investment companies in which the Fund invests. The circumstances under which an underlying fund advised by the Adviser will use fair value pricing, and the related effects of using fair value pricing, are described immediately below. In connection with any registered open-end management investment companies in which the Fund invests that are not advised by the Adviser, the corresponding prospectuses for such companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Pursuant to Board-approved valuation procedures established by the Trust and the Adviser, the Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Fair value pricing is used by the Valuation Designee when reliable market quotations are not readily available or are not deemed to reflect current market values and when the instrument to be priced is not a security. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades, but before the next time the Fund’s NAV is calculated, that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed by the Valuation Designee, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fund Shares are held in book-entry form and no stock certificates are issued. The Depository Trust Company (DTC), through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book entry or street name form for any publicly- traded company. Specifically, in the case of a shareholder meeting of the Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant, through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s income and net realized gains on its investments. The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders as distributions.

The Fund expects to make regular monthly distributions. The amount of any distribution may vary significantly from period to period and will depend on, among other things, the performance of the Fund’s swap agreements and the applicable autocallable reference exposure, the occurrence of any autocall events, financing and transaction costs, and income, if any, generated from U.S. Treasury securities, cash, cash equivalents, money market funds, box spreads or other collateral investments. There is no guarantee that the Fund will make a distribution in any particular period or in any particular amount.

The Fund may realize gains or losses in connection with its investments, including swap agreements, other derivatives, U.S. Treasury securities and other instruments held for collateral or cash management purposes. Net capital gains, if any, generally are distributed at least annually, although the Fund may make distributions more frequently to comply with the distribution requirements of the Code. The Fund’s distributions may consist of ordinary income, capital gains and/or return of capital.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

U.S. FEDERAL INCOME TAXATION

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Funds Status

The Fund intends to qualify as a “regulated investment company” under the federal income tax laws. If a Funds qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares.

To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund is generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Taxes on Purchase and Redemption of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

GENERAL INFORMATION

WEBs ETF Trust (formerly, Syntax ETF Trust) was organized as a Delaware statutory trust on June 27, 2013. If shareholders of the Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust’s form of organization.

For purposes of the 1940 Act, Shares of the Trust are issued by the respective series of the Trust and any acquisition of investment company shares by a Fund or of Shares by other investment companies (including by other series of the Trust) is subject to the restrictions of section 12(d)(1) of the 1940 Act. The series of the Trust (as well as other investment companies acquiring Fund Shares) may rely on Rule 12d1-4 under the 1940 Act, which allows an investment company (such as a Fund) to invest its assets in other investment companies, including ETFs, in excess of the restrictions outlined in section 12(d)(1) if it satisfies certain conditions specified in the Rule, including, among other conditions, that the investment company and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

From time to time, the Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s Shares was greater than the Fund’s NAV per Share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per Share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.websinv.com.

CODE OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, the personnel of each of those entities to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriters’ exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser. Each code of ethics is on public file with, and is available from, the SEC.

DISTRIBUTION PLAN

The Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of a Fund’s average daily net assets may be made for the sale and distribution of its Shares. However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan fee at this time. The 12b-1 Plan fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because Rule 12b-1 fees are paid out of a Fund’s assets, over time, these fees increase the cost of your investment, and they may cost you more than certain other types of sales charges.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies or by funds relying on the exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act, and the Fund’s acquisition of shares of other registered investment companies or such 3(c)(1) or 3(c)(7) funds, may be subject to the limits imposed by Section 12(d)(1) of the 1940 Act and the rules thereunder; registered investment companies may acquire Shares, and each Fund may acquire shares of other registered investment companies, in excess of those limits as permitted by Rule 12d1-4 of the 1940 Act and subject to the conditions provided under Rule 12d1-4.

FINANCIAL HIGHLIGHTS

The Fund is new and have no performance history as of the date of this prospectus. Financial information is therefore not available.

WHERE TO LEARN MORE ABOUT THE FUND

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. The Fund’s SAI and, when available, the annual and semi-annual reports to shareholders and Form N-CSR, each of which will be filed with the SEC as well as made available for download at www.websinv.com, provide more information about the Funds. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The SAI and the financial statements included in the Fund’s Form N-CSR are incorporated herein by reference (i.e., they are legally part of this Prospectus), which may also be obtained without charge, upon request, by writing to the Distributor, at 190 Middle Street, Suite 301, Portland, ME 04101, by visiting the Fund’s website at www.websinv.com or by calling the following number: (844) 855 9327.

Investor Information:

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed on the EDGAR Database on the SECs website (http://www.sec.gov). You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Shareholder inquiries may be directed to the Fund in writing to the Distributor, at 190 Middle Street, Suite 301, Portland, ME 04101, or by calling the Investor Information number listed above.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of the Fund’s Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Fund. Neither the delivery of this Prospectus nor any sale of Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Investment Company Act File No.:

811-23227

Preliminary Statement of Additional Information

Dated June 29, 2026

Subject to Completion

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

WEBs ETF Trust

(the “Trust”)

WEBs Autocallable High Yield ETF (_____)

(the “Fund”)

STATEMENT OF ADDITIONAL INFORMATION

______, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with, and is incorporated by reference into, the Prospectus for the Fund dated _____, 2026, as it may be revised from time to time (the “Prospectus”).

Principal U.S. Listing Exchange: [____]

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Foreside Fund Services, LLC, at 190 Middle Street, Suite 301, Portland, ME 04101, or by visiting the Fund’s website at www.websinv.com or calling (844) 855 9327.

-ii-

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of [__] series. The Trust was organized as a Delaware statutory trust on June 27, 2013. On February 7, 2024, the Board of Trustees of Syntax ETF Trust approved an Agreement and Plan of Reorganization providing for the reorganization of each of its existing series with and into two newly created series of Exchange Listed Funds Trust, managed by Exchange Traded Concepts, LLC (the “ETC Reorganization”). The ETC Reorganization was approved at special meetings of shareholders of the existing series Trust. Effective on or about October 23, 2024, the Trust changed its name from “Syntax ETF Trust” to “WEBs ETF Trust.” This SAI relates solely to the Fund. The Trust has other operational series in addition to the Fund described in this SAI.

The Fund offers and issues its shares (“Shares”) at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities and/or other instruments, as described below, together with the deposit of a specified cash payment (“Cash Component”), or for cash. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any such security or instrument. The Shares have been approved for listing and secondary trading on [___], a national securities exchange (“Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and/or other instruments and/or cash.

Shares may be issued in advance of receipt of all securities or other instruments required in connection with a purchase of Creation Units, subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to a specified percentage of the market value of the missing securities or other instruments as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Fund may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

INVESTMENT POLICIES

INVESTMENT STRATEGIES

The Fund seeks to provide investors with a high level of income and the potential to limit downside market volatility by obtaining exposure to theAutocallable Index. The Autocallable Index is designed to reflect the performance of a theoretical, laddered portfolio of approximately [ ] synthetic autocallable instruments (“Autocallable Instruments”) with staggered entry dates and common or similar economic terms. Autocallable Instruments are structured instruments that may be automatically redeemed prior to maturity and may pay a conditional coupon, in each case upon the Underlying Reference Index meeting predetermined performance levels on specified Observation Dates. Autocallable Instruments are designed to provide periodic income opportunities and limited downside protection if the applicable Underlying Reference Index declines. The Fund will not attempt to replicate or track the Autocallable Index by holding each synthetic Autocallable Instrument reflected in its Autocallable Index. Instead, the Fund expects to obtain exposure to the level or performance of the Autocallable Index primarily through unfunded total return swaps and related instruments, as well as by short-term instruments and collateral investments in support of that exposure.

The Autocallable Index includes synthetic Autocallable Instruments tied to the Underlying Reference Index. The Autocallable Instruments will observe entry dates, coupon rates, coupon barriers, Call Levels, downside barriers, Observation Dates and maturities in accordance with the Autocallable Index. The Autocallable Index is designed to replace Autocallable Instruments that are called, mature or otherwise no longer provide the desired exposure with newly issued synthetic Autocallable Instruments or other related instruments. Because those replacements may have less favorable terms, the Autocallable Index may reflect lower coupon rates, less favorable downside barriers or different underlying reference indexes, to the extent permitted by the Autocallable Index methodology.

The synthetic Autocallable Instruments reflected in the Autocallable Index are expected to reference one or more specified Underlying Reference Indexes or reference assets identified by the Autocallable Index methodology. The Underlying Reference Index is expected to provide rules-based exposure to [the S&P 500 Index] and includes a volatility-targeting methodology designed to adjust exposure based on [realized/implied] volatility conditions, with a target volatility and annual decrement levels.

The Fund expects to invest substantially all of its assets not committed to obtaining Autocallable Index exposure in U.S. Treasury securities with remaining maturities of one year or less, cash, cash equivalents and box spreads. The Fund may also invest in eligible collateral instruments to support its obligations under unfunded total return swaps, which may include investment-grade fixed income securities, floating rate bonds, notes with variable interest rates tied to benchmarks issued by governments and European or U.S. investment-grade corporate issuers, commercial paper and money market funds.

WEBs Investments Inc. (the “Adviser”) serves as the investment adviser for the Funds. Vident Advisory, LLC (d/b/a Vident Asset Management) (“Vident” or the “Sub-Adviser”) serves as investment sub-adviser to the Funds. The Adviser and Vident are referred collectively as the “Advisers.”

The following contains more detailed information about the types of instruments in which the Fund may invest or hold.

DIVERSIFICATION STATUS

The Fund is classified as a “non-diversified” investment company under the 1940 Act.

EQUITY SECURITIES

Equity securities in which the Fund invest, or hold, include common stocks and preferred stocks and securities convertible into common stocks, including, but not limited to, options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

COMMON STOCK

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

FUTURES

Futures contracts (also called “futures”) provide for the future sale by one party and purchase by another party of a specified amount of a specific security, group or index of securities, economic index or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a contract pursuant to which one party agrees to take or make delivery to the other party of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract was originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract. The Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges. Subject to its permitted investment strategies, the Fund may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund’s returns. Instances in which the Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. The Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows. There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, indexes, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations or exchange requirement may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

STRUCTURED NOTES

The Fund may have investment exposure to a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by entities such as industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in certain factors such as a foreign currency, an index of securities (such as the S&P 500® Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced. Structured notes can serve many different purposes in the management of the Fund. For example, they can be used to increase the Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). Also, they can be used to hedge the risks associated with other investments the Fund holds.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of the Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments.

SWAP AGREEMENTS

The Fund may enter into swaps or security-based swaps (generally referred to, in either case, as “swaps” or “swap agreements” in this prospectus), which may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way.

In many cases, swaps entered into by the Fund will have periodic payment dates that coincide for each “leg” (e.g., the fixed leg or the floating leg of an interest rate swap) of the swap, and the payment obligations of the parties are calculated and settled on a “net basis” with a single payment owed by one of the parties on each periodic payment date. Consequently, the Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received on a payment date under the agreement based on the relative values of the underliers for each party’s “leg” under the agreement (the “net amount”).Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. The Fund’s current obligations under swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. The net amount of the excess, if any, of the Fund’s current obligations over its entitlements with respect to a swap agreement will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian in compliance with the 1940 Act.

The Fund is required to comply with Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which went into effect on August 19, 2022, and governs the use of derivatives, such as swap agreements, by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives the Fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits results in a statutory violation and requires the Fund, to the extent its use of derivatives is more than a limited specified exposure amount, to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. To the extent the Fund does not qualify as a limited derivatives user, the Trust will incorporate this Fund into its existing derivatives risk management program and the appointed derivatives risk manager will discharge its duties accordingly.

In recent years, regulators across the globe, including the Commodity Futures Trading Commission (“CFTC”), the SEC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While the Fund is not directly subject to these requirements, where the Fund’s counterparty is subject to the requirements, uncleared swaps between the Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what the Fund would agree with its counterparty in the absence of such regulation. In all events, where the Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the Fund is in default on its obligations to the swap counterparty.

In addition to the variation margin requirements, the Fund may be required to post “initial” margin upon entry into a swap. The amount of initial margin for each swap will depend on the swap dealer’s counterparty credit risk management policies as well as any applicable regulatory requirements. This initial margin amount could be a substantial percentage of the notional amount of the swap. As with variation margin, the initial margin will be posted in an account with an independent bank custodian. However, the account will be subject to a triparty control agreement in favor of the swap counterparty. Consequently, if the swap counterparty were to breach the swap agreement, become insolvent, or otherwise default, the Fund may experience significant delay in recovering the initial margin and any excess variation margin, depending on whether the terms of the triparty control agreement require immediate release or the swap counterparty’s consent to a release. In cases where the consent of the swap counterparty is required, the Fund may obtain only a limited recovery or no recovery.

Regulators have adopted “initial” margin requirements applicable to uncleared swaps. Where applicable, the initial margin rules of the CFTC or the US prudential regulators require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any variation margin noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). The initial margin rules of the CFTC and the US prudential regulators apply to the swap trading relationships of the Fund with an average aggregate notional amount of swaps, security-based swaps and foreign exchange forwards and foreign exchange swaps that, when aggregated with the positions of any other entities that are considered “affiliates” of the Fund for this purpose, exceeds $8 billion. For security-based swaps with security-based swap dealers that are subject to SEC margin requirements, rather than those of the US prudential regulators, the security-based swap dealer generally is required to collect initial margin from financial counterparties (such as the Fund) irrespective of the Fund’s aggregate notional exposures. The rules allow a counterparty to elect individual segregation of initial margin, and the Fund intends to make this election. The SEC margin rules, like those of the CFTC and US prudential regulators, provide for an initial margin threshold of $50 million, which applies to the dealer’s aggregate initial margin exposure to a counterparty and the counterparty’s affiliates, below which collection of initial margin is not required.

These rules, together with any non-mandated initial margin amounts resulting from a dealer’s credit risk management policies, may impose significant costs on the Fund’s ability to engage in uncleared swaps and, as such, could adversely affect the Advisor’s ability to manage the Fund, may impair the Fund’s ability to achieve its investment objective and/or may result in reduced returns to the Fund’s investors.

The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a swap dealer or security-based swap dealer, which may be regulated primarily as such or may also be regulated brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter (“OTC”) derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. As described above in relation to variation margin, during the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss. As described above, the Fund may be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading under the Dodd-Frank Act and implementing rules, To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is possible that additional categories of swaps and some categories of security-based swaps could in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s Futures Commission Merchant (“FCM”), which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial margin. The initial margin requirements are determined by the central counterparty and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by the Fund or may be received by the Fund in accordance with collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If the Fund has a loss of less than the collateral amount, the excess collateral is returned to the Fund. If the Fund has a gain, the full collateral amount and the amount of the gain is paid to the Fund.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal. The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

OPTIONS

The Fund may purchase and write (i.e., sell) put and call options, including FLexible EXchange® Options (“FLEX Options”). Such options may relate to particular securities or stock indices and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (“OCC”). Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

FLEX Options are customized option contracts available through national securities exchanges that are guaranteed for settlement by the OCC. FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of OTC options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price.

The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” with the goal of protecting clearing members and options traders from counterparty risk.

BOX SPREADS

The Fund may invest in box spreads as part of its cash management, collateral management or portfolio management strategy. A box spread is an options-based position that combines long and short call and put options with the same expiration date but different strike prices. Box spreads are subject to the risks of the options contracts that comprise the position, including liquidity risk, valuation risk, counterparty or clearing risk, interest rate risk, transaction cost risk and the risk that the position will not perform as expected.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day - as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by the Custodian until repurchased. No more than an aggregate of 15 percent of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, the Fund may invest in short-term instruments, including money market instruments, cash and cash equivalents, on an ongoing basis to achieve its investment objective, provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service (“Moody’s”) or “A-1” by Standard & Poor’s (“S&P”), or if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar- denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

WHOLLY-OWNED SUBSIDIARY

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands. If used, a subsidiary would be expected to provide exposure to the applicable Autocallable Index within the limitations of Subchapter M of the Code and Internal Revenue Service guidance, primarily by investing in derivative instruments, including unfunded total return swaps. A subsidiary would not be registered under the 1940 Act and would not be subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Board would have oversight responsibility for the investment activities of the Fund, including its investment in any subsidiary.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

OPTIONS RISKS

The Funds may purchase and write (i.e., sell) put and call options. There are several additional risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy their obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may be seeded with, receive contributions-in-kind associated with, or invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1934, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

TAX RISKS

As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund. For more information on tax risks, see “U.S. FEDERAL INCOME TAXATION” below.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of the Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

CYBER SECURITY RISK

The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund and in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, Authorized Participants, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cyber security breaches.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67 percent or more of the voting securities of the Fund present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50 percent of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

2.	Issue senior securities or borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

3.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts, options contracts or swap contracts will not be deemed to be pledges of the Fund’s assets);

4.	Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but the Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

5.	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

6.	Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that the Fund may make margin deposits in connection with transactions in swaps, options, futures and options on futures;

7.	Sell securities short;

8.	Invest in commodities or commodity contracts, except that the Fund may transact in exchange traded futures contracts and swap agreements on securities, indices and options on such futures contracts and make margin deposits in connection with such contracts and swap agreements.

9.	Concentrate its investments in securities of issuers in the same industry, except that the Fund will concentrate its investments to approximately the same extent as the Autocallable Index (the SEC Staff considers concentration to involve more than 25 percent of the Fund’s assets to be invested in an industry or group of industries).

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed by the Board of Trustees of the Trust (the “Board”) without a shareholder vote. The Fund:

1.	Will not invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views.

2.	Will not hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

3.	Will, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in financial instruments used to implement the Autocallable Index exposure and collateral strategy, including unfunded total return swaps, U.S. Treasury securities, cash, cash equivalents and box spreads. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days’ written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

The Exchange may remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the net asset value per share for the Fund is no longer calculated daily and made available to all market participants at the same time; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; (4) the Fund does not have procedures designed to prevent the use and dissemination of material non-public information regarding the applicable index; (5) the Fund does not file required reports with the SEC; or (6) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Fund’s Shares from listing and trading upon termination of the Trust or the Fund.

The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per Share is calculated, and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”

The Board has responsibility for the overall management, operations and business affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds.

The Trustees and executive officers of the Trust, along with their year of birth, principal occupations over the past five years, length of time served, total number of portfolios overseen in the fund complex, public and fund directorships held and other positions and their affiliations, if any, with the Adviser, are listed below:

TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES

NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S)DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Independent Trustees
Peter Cieszko (1960)	Trustee	Term: Unlimited Trustee since 2024	Founder, Indivisible Partners LLC (financial services) (2024 to present); Consulting, BE Investments (financial services) (2021 to present).	[__]	None
Kathy Cuocolo (1952)	Trustee	Term: Unlimited Trustee since 2018	President and Senior Vice President, Syntax Advisors, LLC and predecessor companies (2014 to 2020); Managing Director.	[__]	Greenbacker Renewable Energy LLC, Independent Director (2012 to present); ConnectM LLC, Independent Director (2022 to present)
Deborah Fuhr (1959)	Lead Independent Trustee	Term: Unlimited Trustee since 2018	Founder and Managing Partner, ETFGI LLP (research and consulting) (2012 to present).	[__]

Co-Founder and Board Member, Women in ETFs (Not for Profit) (2014 to present); Co-founder and Board Member, Women in ETFs Europe Limited (Educational Association) (2015 to present). Renaissance Capital Greenwich Funds Independent Trustee since July 2021 (2 ETFs)

WisdomTree, Inc. (NYSE: WT) (2022 – 2023)

Interested Trustee**
Benjamin Fulton (1961)	Trustee and Principal Executive Officer	Term: Unlimited Trustee since 2024	CEO of WEBs Investments (2024 to present); CEO of Elkhorn Consulting LLC (financial services) (2020 to 2024)	[__]	None

*	The address for each trustee of the Trust is 2497 Aspen Springs Dr, Park City, UT 84060.

**	Indicates an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act. Benjamin Fulton is deemed to be an interested person of the Trust because of his affiliation with the Adviser.

OFFICERS

NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Benjamin Fulton (1961)	President and Principal Executive Officer	Term: Indefinite Since 2024	See Trustee table above
Kevin Rich (1960)	Vice President	Term: Indefinite Since 2024	President, Rich Investment Solutions LLC (2009 to present)
Clem Sell (1978)	Treasurer and Principal Financial Officer	Term: Indefinite Since 2024	Director, ACA Group (2021 to present); Director, Franklin Templeton Investments (2014 to 2021)
Patrick Keniston (1964)	Chief Compliance Officer, Anti-Money Laundering Officer and Secretary	Term: Indefinite Since 2024	Director, ACA Group (2008 to present)

*	The address for each officer of the Trust is 2497 Aspen Springs Dr, Park City, UT 84060.

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Funds.

Like most investment companies, the day-to-day business of the Funds, including the management of risk, is performed by third party service providers, such as the Advisers, Distributor and Administrator. The Trustees are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., a sub-adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountant, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Sub-Adviser, the Board meets with the Advisers to review such services. Among other things, the Board regularly considers the Advisers’ adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and discussions with the Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees and Officers. There are 4 members of the Board, 3 of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Mr. Fulton, an Interested Trustee, serves as Chairman of the Board to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. Ms. Fuhr serves as Lead Independent Trustee and is a spokesperson for and leader of the Independent Trustees. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Fund provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

Peter Cieszko: Peter Cieszko is a founder of Indivisible Partners, LLC, an independent financial advisory firm. He also serves as a Senior Advisor to Star Mountain Capital, a private credit specialty manager.

Mr. Cieszko has over 40 years of wide-ranging experience in the financial services industry, including business-wide strategic, distribution, investment product and operational aspects, with a core focus on the investment management industry. He served as a Managing Partner at Convergency Partners, an advisory and consulting firm focused on the formulation and execution of growth strategies for asset management, wealth management and financial technology clients. Prior to that, Mr. Cieszko was the Chief Client Officer, Head of Enterprise Strategic Relationships and member of the Management Committee at American Century Investments. He also served as President of Fidelity Investment Institutional Services (FIIS), a division of Fidelity Investments. Mr. Cieszko held a series of roles at Citigroup Asset Management and served as Head of Distribution at Legg Mason following the firm’s acquisition of Citigroup Asset Management in 2005. He launched and created a transformational strategy as President of Global Distribution and Product at Evergreen Investment Management, the investment management business of Wachovia, and was named CEO prior to its acquisition by Wells Fargo in 2008.

Mr. Cieszko has previously served in a leadership capacity on multiple professional association boards including, Money Management Institute, Insured Retirement Institute, Investment and Wealth Institute, as well as not-for-profit boards such as Children’s Village, Hope & Heroes (Columbia University Irving Medical Center), Catholic Academy Schools, and Villanova School of Business Deans Advisory Council. He also had regular engagement with both corporate and mutual fund boards and served on Citistreet and Fidelity World Funds boards.

Mr. Cieszko is a graduate of Villanova University with a BA Business Administration and holds a Series 7, 24, 53 and 63 license.

Kathy Cuocolo: Kathy Cuocolo is an Independent Director of Greenbacker Renewable Energy LLC, a solar and wind operator in the U.S. dedicated to generating renewable energy through its fleet of solar and wind farms and in addition managing capital as a registered investment advisor in the sustainable infrastructure sector for public and institutional investors. Its mission is to invest in projects which promote efficiency, sustainability and energy independence. She is also an Independent Director of ConnectM, LLC, a constellation of companies connecting and powering next generation equipment, mobility and distributed energy, enabling a faster, smarter transition to a modern energy economy.

Ms. Cuocolo has over 25 years of board experience, having previously served as Chairman of the Board of Select Sectors ETF Trust, Audit Committee Chair of the Citigroup Alternative Investment Trust, Independent Director of the Guardian Life Family of Funds, and President and Director of The China Fund.

From 2014 through 2020 Ms. Cuocolo was President of Syntax Advisors, LLC an asset manager and founder of a patented new methodology for weighting indices. At Syntax she was responsible for all aspects of business operations of its financial management products which range from specific client mandates to data licenses, private accounts and ETFs. Beginning her career at PricewaterhouseCoopers, Ms. Cuocolo was an audit and consulting manager to clients in publishing, manufacturing, oil and gas and financial services. She subsequently joined State Street Corporation where she was Executive Vice President having designed and started new investment products for SSgA. Ms. Cuocolo was with BNY Mellon from 2008 to 2013 as a Managing Director, Head of Global ETF Services.

She is a member of the Program Committee of the National Association of Corporate Directors, the Corporate Board Committee of The Boston Club, the Advisory Board of Emerson Hospital, the Finance Committee of the Town of Concord and a member of the Council for Women of Boston College.

Ms. Cuocolo received her B.A. in Accounting Summa Cum Laude from Boston College in 1978 and her CPA in Massachusetts in 1981. She holds an Executive Masters Professional Director Certification from the American College of Corporate Directors.

Deborah Fuhr: Ms. Fuhr is the managing partner and co-founder of ETFGI LLP. Previously, she served as global head of ETF research and implementation strategy and as a managing director at BlackRock/Barclays Global Investors from 2008-2011. Ms. Fuhr also worked as a managing director and head of the investment strategy team at Morgan Stanley in London from 1997-2008, and as an associate at Greenwich Associates.

Ms. Fuhr is the recipient of the 2014 William F. Sharpe Lifetime Achievement Award for outstanding and lasting contributions to the field of index investing, the Nate Most Greatest Contributor to the ETF Industry award, and the ETF.com Lifetime Achievement award. She has been named as one of the “100 Most Influential Women in Finance” by Financial News in 2014, 2013, 2012, 2009, 2008 and 2007. Ms. Fuhr won the award for the Greatest Overall Contribution to the Development of the Global ETF Industry in the ExchangeTradedFunds.com survey in 2011 and 2008. Ms. Fuhr is one of the founders and on the board of Women in ETFs and is on the board of Cancer Research UK’s ‘Women of Influence’ initiative to support female scientists. Ms. Fuhr is on the editorial board of the Journal of Indexes and Money Management Executive; the advisory board for the Journal of Index Investing; and the investment panel of experts for Portfolio Adviser, the FTSE ICB Advisory Committee, the NASDAQ listing and hearing review council, the International Advisory Committee for the Egyptian Exchange, and the University of Connecticut School of Business International Advisory Board.

She holds a BS degree from the University of Connecticut and an MBA from the Kellogg School of Management at Northwestern University.

Benjamin Fulton: Benjamin Fulton is the Chief Executive Officer of WEBs Investments Inc. He has over 30 years of experience in the global financial services industry. Mr. Fulton has extensive experience with various financial products such as ETFs, unit investment trusts, mutual funds, structured products, European UCITS, China based ETFs and hedge funds. He held senior leadership positions at several firms, including Invesco, Nuveen, ProShares, First Trust, PowerShares and Elkhorn Consulting. He has served on various boards of directors, including PowerShares ETF Trust, PowerShares Irish Funds Trust and Elkhorn Investments Trust. He has also served as an advisory board member for Centana Growth Partners, Optimal Asset Management, AllIndex and Olive Invest. In addition, Mr. Fulton has served for 20 years on the Outreach Community Ministries Board and has recently been added to the Board of Visitors for his alma mater, Taylor University.

References to the experience, attributes and skills of Trustees above are pursuant to requirements of the SEC and do not constitute holding out of the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its affiliates or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective January 1, 2026, each Independent Trustee receives an annual fee of $40,000. Ms. Cuocolo, as Audit Committee Chair, receives an additional $10,000 annual fee. Trustee fees are allocated among the series of the Trust in such a manner as deemed equitable, taking into consideration the relative net assets of the series. The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund and by the Trust, or by the Adviser out of the unitary management fee, to the Trustees for their services to the Fund and the Trust for the fiscal year ending October 31, 2026.

Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust
Peter Cieszko	$[__]	None	None	$[__]
Kathy Cuocolo	$[__]	None	None	$[__]
Deborah Fuhr	$[__]	None	None	$[__]
Benjamin Fulton	None	None	None	None

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. Kathy Cuocolo serves as Chairperson. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee was established on March 28, 2018. During the fiscal year ended October 31, 2025, the Audit Committee met three times.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee consisting of all Independent Trustees. Deborah Fuhr serves as Chairperson. The responsibilities of the Nominating and Governance Committee are to: (1) nominate Independent Trustees; (2) review on a periodic basis the governance structures and procedures of the Funds; (3) periodically review Trustee compensation, (4) annually review committee and committee chair assignments, (5) annually review the responsibilities and charter of each committee, (6) to plan and administer the Board’s annual self-evaluation, (7) annually consider the structure, operations and effectiveness of the Nominating and Governance Committee, and (8) at least annually evaluate the independence of counsel to the Independent Trustees. The Nominating and Governance Committee was established on March 28, 2018. During the fiscal year ended October 31, 2025, the Nominating and Governance Committee met one time.

The Trustees adopted the following procedures with respect to the consideration of nominees recommended by security holders.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust, not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Committee in connection with the Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Committee in connection with any subsequent nomination(s).

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the SEC or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years, and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.	The Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee will not be required to consider such candidate.

OWNERSHIP OF FUND SHARES

As of December 31, 2025, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Adviser, Principal Underwriter or any person controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Principal Underwriter.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Fund or the Trust as of December 31, 2025.

Because the Fund had not commenced operations prior to the date of this SAI, no Trustee beneficially owned Shares of the Fund as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Peter Cieszko	None	[__]
Kathy Cuocolo	None	[__]
Deborah Fuhr	None	[__]
Interested Trustee:
Benjamin Fulton	None	[__]

CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser and Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3) under the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser. Each code of ethics, filed as an exhibit to the Trust’s registration statement, is available on the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICY. The Board has delegated to the Adviser the responsibility to vote proxies related to the Fund’s portfolio securities. Pursuant to a Services Agreement (the “WMC Agreement”) with the Adviser, Westwood Management Corp (“WMC”) provides services to the Trust, including proxy voting services. The Trust’s and WMC’s proxy voting policies are attached at the end of this SAI as Appendix A and B, respectively. Information regarding how the Fund voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling (855) 316 8944; (2) on the Fund’s website at www.websinv.com; and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for the Fund’s shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”). The basket represents one Creation Unit of the Fund. The Trust, the Adviser or Brown Brothers Harriman & Co will not disseminate non-public information concerning the Funds, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

THE INVESTMENT ADVISER

WEBs Investments Inc. acts as investment adviser to the Fund and, subject to the supervision of the Board, is responsible for the investment management of the Fund. The Adviser’s principal address is 2497 Aspen Springs Dr, Park City, UT 84060.

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to the Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

For the services provided to the Fund under the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee of [__]% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Trust, except (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) expenses connected with the Independent Trustees of the Trust and their counsel, (v) brokerage expenses and other expenses connected with the execution of portfolio transactions (including any net account or similar fees charged by futures commission merchants), (vi) distribution and service fees payable pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act, and (vii) extraordinary expenses of the Funds. The Adviser maintains the right to make payment of other expenses in connection with the Independent Trustees of the Trust and their counsel, provided, however, if the Adviser does not make these payments when due, such payments shall be payable by the Trust and allocated to the Funds.

Under the terms of the WMC Agreement with the Adviser, WMC, located at 200 Crescent Court, Suite 1200 Dallas, TX 75201, provides the Trust sales and distribution services, administers the Trust's proxy voting services, and other support services related to liquidity monitoring and derivatives risk management. For sales and distribution services, the Adviser pays fees to Salient Capital, LP, an affiliate of WMC, which fees are reimbursed by WMC up to certain thresholds.

Westwood Holdings Group, Inc., the parent company of WMC, has made a minority investment in WEBs Investments, Inc. and has a proportional representation on the WEBs board of directors.

SUB-ADVISER

Vident Advisory, LLC (d/b/a Vident Asset Management) serves as an investment sub-adviser for the Fund. Vident was established in 2016 and is owned by Vident Capital Holdings, LLC. Vident Capital Holdings, LLC is controlled by MM VAM, LLC, which is owned by Casey Crawford. Vident is responsible for placing purchase and sale orders and shall make investment decisions for the Fund, subject to the supervision by the Adviser. For its sub-advisory services, the Adviser pays Vident a fee, computed daily and paid monthly, calculated based on the daily value of the Fund’s assets managed by Vident.

PORTFOLIO MANAGERS

The professionals from the Sub-Adviser that are jointly and primarily responsible for the day-to-day management of the Funds, as applicable, are [Devin Ryder, CFA, Austin Wen, CFA, and Rafael Zayas, CFA.]

Other Accounts. The portfolio managers manage the investment vehicles with the number of accounts and assets, as of [__], 2026, set forth in the table below. None of the accounts managed by the portfolio managers pay an advisory fee that is based upon the performance of the account.

Portfolio Manager	Registered Investment Companies # of Accounts ($ Assets)	Other Pooled Investment Vehicle # of Accounts ($ Assets)	Other Accounts # of Accounts ($ Assets)
Rafael Zayas, CFA	__ ($__)	__ ($__)	__ ($__)
Austin Wen, CFA	__ ($__)	__ ($__)	__ ($__)
Devin Ryder, CFA	__ ($__)	__ ($__)	__ ($__)

Other Accounts.

Because the Fund had not commenced operations prior to the date of this SAI, the portfolio managers listed above did not beneficially own Shares of the Fund as of [__], 2026.

Conflicts of Interest

Description of Material Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investment of other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund they manage.

Compensation

The Portfolio Managers receive a fixed base salary and discretionary bonus that are not tied to the performance of the Funds.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co (“BBH”), located at 77 West Wacker Dr. Suite 2700, Chicago, IL 60601, serves as Administrator and Transfer Agent for the Fund pursuant to an Administrative Agency Agreement (“Administration Agreement”). Under the Administration Agreement, BBH is responsible for certain administrative services associated with day-to-day operations of the Funds, including: fund accounting, financial reporting, corporate secretarial services, regulatory support, expense administration, portfolio compliance monitoring, tax support, performance measurement, and transfer agency and related services.

Pursuant to the Administration Agreement, the Fund has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws; provided, however, such indemnity of the Administrator shall not apply in the case of the Administrator’s willful malfeasance, bad faith or negligence in the performance of its duties.

BBH also serves as Custodian for the Fund pursuant to a Custodian Agreement. As Custodian, BBH holds the Fund’s assets and performs related administrative services.

As compensation under each of the Administration Agreement and Custody Agreement, BBH receives a fee and out-of-pocket costs, which are paid by the Adviser. These payments made by the Adviser to BBH do not represent an additional expense to the Trust or its shareholders.

THE DISTRIBUTOR

Foreside Fund Services, LLC (“Principal Underwriter” or the “Distributor”) is the Principal Underwriter and Distributor of the Fund’s Creation Units. Its principal address is 190 Middle Street, Suite 301, Portland, ME 04101. Investor information can be obtained by calling (844) 855 9327. The Distributor has entered into an ETF Distribution Agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Creation Units of the Funds. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in numbers less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to Authorized Participants (as defined below) purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Adviser, or an affiliate of the Adviser, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act (“12b-1 Plan”) pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its Shares. However, the Board has determined not to authorize payment of a 12b-1 Plan fee at this time. The 12b-1 Plan fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Rule 12b-1 fees are paid out of the Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to the Fund: (i) by vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Advisers choose the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sale of Fund Shares into account. The Advisers consider the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Advisers will also use electronic crossing networks when appropriate.

The Advisers do not currently use the Fund’s assets for, or participate in, third party soft dollar arrangements, although the Advisers may receive proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisers do not “pay up” for the value of any such proprietary research.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Advisers are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Advisers. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Fund’s Shares. Because the Fund had not commenced operations prior to the date of this SAI, the Fund did not hold securities of any regular broker-dealers or their parents as of October 31, 2025.

None of the Funds, the Adviser nor the Sub-Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund, Adviser nor Sub-Adviser.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

Because the Fund had not commenced operations prior to the date of this SAI, portfolio turnover information is not available.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”

DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co. and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. Because the Fund had not commenced operations prior to the date of this SAI, no Shares of the Fund were outstanding and no person was a principal shareholder or control person of the Fund as of [____], 2026.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be deemed to have control of the Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor, BBH or an affiliate (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares of the Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

Because the Fund had not commenced operations prior to the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of outstanding Shares of the Fund as of [__], 2026.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund issues and redeems its Shares on a continuous basis, at NAV, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for securities and/or other instruments or in cash, or in a combination thereof. The value of the Fund is determined once each business day, as described under “Determination of Net Asset Value.”

PURCHASE (CREATION). The Trust issues and sells Shares of the Fund only: in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at its NAV per Share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to the Fund is, generally, any day on which the New York Stock Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated basket of securities and/or other instruments (“Deposit Instruments”) per each Creation Unit, or (ii) the Deposit Cash constituting the cash value of the Deposit Instruments and “Cash Amount,” computed as described below. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Instruments that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Instruments or Deposit Cash, as applicable, and the Cash Amount constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Amount” is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the aggregate market value of the Deposit Instruments or Deposit Cash, as applicable. If the Cash Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Instruments or Deposit Cash, as applicable), the Cash Amount shall be such positive amount. If the Cash Amount is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Instruments or Deposit Cash, as applicable), the Cash Amount shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Amount. The Cash Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Instruments or Deposit Cash, as applicable. Computation of the Cash Amount excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Instruments, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required amount of the instruments comprising the Deposit Instruments or the required amount of Deposit Cash, as applicable, as well as the estimated amount of the Cash Amount to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Instruments or the required amount of Deposit Cash, as applicable, is made available.

The identity and required amount of each instrument comprising the Deposit Instruments or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments, corporate action events and portfolio management considerations are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Instrument which shall be added to the Deposit Instruments, including, without limitation, in situations where such Deposit Instrument: (i) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (ii) in the case of foreign funds holding non-US Deposit Instruments, where such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers, or other similar circumstances; (iii) may not be available in sufficient quantity for delivery; (iv) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; or (v) a holder of Shares of a foreign fund holding non-US instruments would be subject to unfavorable income tax treatment if the holder receives redemption proceed “in-kind” (collectively, “non-standard orders”). The Trust also reserves the right to include or remove Deposit Instruments from the basket in anticipation of portfolio transactions, rebalancing adjustments or other portfolio management considerations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Fund’s portfolio or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of the Fund, an entity must be either (i) a “Participating Party,” i.e., a broker- dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Deposit Instruments together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from the Fund, including non-standard orders, must be placed for one or more whole Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent for (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Instruments, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Instruments. Foreign Deposit Instruments must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Instruments or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Deposit Instruments must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Amount and the Deposit Instruments or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Instruments or payment of Deposit Cash, as applicable, and the payment of the Deposit Instruments has been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Instruments (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Instruments for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Deposit Instruments, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Instruments (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Instruments. The Trust may use such Additional Cash Deposit to buy the missing Deposit Instruments at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Instruments, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF cannot set transaction fees so high as to effectively suspend the issuance of Creation Units. The Fund reserves the right, for any legally permissible reason, to reject a creation order transmitted to it if: (a) the order is not in proper form; (b) the Deposit Instruments or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (d) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SUCH FUND’S SHARES IN AMOUNTS LESS THAN WHOLE CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio instruments that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Instruments”). In certain circumstances, Redemption Instruments received on redemption may not be identical to Deposit Instruments.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Instruments have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more redemption Instruments.

CUSTOM BASKETS. A basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. However, Rule 6c-11 of the 1940 Act (“Rule 6c-11”) permits the Fund to utilize “custom baskets” provided the conditions of the rule are met. Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of the Fund’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of the Fund’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day (as defined below), each basket after the initial basket would constitute a custom basket. For example, if the Fund exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if the Fund substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

Rule 6c-11 requires ETFs (such as the Funds) to adopt and implement written policies and procedures that govern the construction of baskets and the process that will be used for the acceptance of baskets. These policies and procedures must cover the methodology that the ETF will use to construct baskets. The policies and procedures also detail when the ETF would use representative sampling of its portfolio to create its basket, and how the ETF would sample in those circumstances. The policies and procedures also should detail how the ETF would replicate changes in the ETF’s portfolio holdings as a result of the rebalancing or reconstitution of the ETF’s underlying securities market index, if applicable. Rule 6c-11 also requires the policies and procedures to (i) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (ii) specify the titles or roles of the employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters. The Trust has adopted and implemented the requisite Rule 6c-11 policies and procedures on behalf of the Funds.

Pursuant to Rule 6c-11, information regarding the Fund’s current portfolio holdings will be available on a daily basis at www.websinv.com.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Instruments and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of the Fund, the calculation of the value of the Redemption Instruments and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value,” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Instruments and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in-kind redemptions of the Fund, in connection with taking delivery of shares of Redemption Instruments upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker- dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Instruments are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Instruments will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In the case of the Fund holding foreign securities that have local settlement periods in excess of seven days, SEC Rule 6c-11 will permit a settlement period for redemption of up to fifteen days. A redemption order will be cancelled if the securities are not delivered in fifteen days. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Instruments in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Instruments in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Instruments, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Instruments). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Instruments but does not differ in net asset value.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of Shares for Redemption Instruments will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Instruments upon redemptions or could not do so without first registering the Redemption Instruments under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Instruments applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Instruments that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Instruments.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee of $250 is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time, however the Redemption Transaction Fee may not exceed 2%. The Creation/Redemption Transaction Fee may be waived for the Fund when the Adviser believes that waiver of such fee is in the best interest of such Fund. When determining whether to waive the Creation/Redemption Transaction Fee, the Adviser considers a number of factors including whether waiving such fee will facilitate the initial launch of the Fund; facilitate portfolio rebalancing in a less costly manner; improve the quality of the secondary trading market for the Fund’s shares; and not result in the Fund bearing additional costs or expenses as a result of such waiver.

An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Instruments from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE OF FUND SHARES” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

Net asset value per Share for the Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The Fund’s NAV is calculated by the Administrator and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open.

In computing the Fund’s NAV per Share, the Fund’s securities holdings are based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. In the case of shares of funds that are not traded on an exchange (e.g., mutual funds), last sale price means such fund’s published net asset value per share. Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined pursuant to Board-approved valuation procedures established by the Trust and the Adviser (the “Procedures”). The Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. As the Valuation Designee, the Adviser is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy and making any changes or adjustments to the methodologies as appropriate. In the event that any of the Fund’s securities are fair valued, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgements, and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by an applicable Index. This may result in a difference between the Fund’s performance and the performance of its corresponding Index.

Fund holdings that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, securities affected by “significant events” and derivatives. An example of a significant event is an event occurring after the close of the market in which a security trades but before the next time the Fund’s net asset value is calculated that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”

GENERAL POLICIES. Dividends from net investment income, if any, are expected to be declared and paid monthly for the Funds. Distributions of net realized securities gains, if any, generally are declared and paid at least annually, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (“the Internal Revenue Code”), in all events in a manner consistent with the provisions of the 1940 Act. The Fund’s distributions may vary significantly from period to period and may consist of ordinary income, capital gains and/or return of capital.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” under the Internal Revenue Code or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT. Broker dealers, at their own discretion, may also offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

U.S. FEDERAL INCOME TAXATION

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel may not have been asked to review and may not have reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a tax basis in each such Share equal to the value of a Share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of Shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If a shareholder exchanges securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

NATURE OF FUND’S INVESTMENTS

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS, OPTIONS AND SWAPS

The Fund’s transactions in futures contracts, options and swaps will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

The federal income tax treatment of certain aspects of the Fund’s proposed operations is not entirely clear, including the tax treatment of the Fund’s swap strategy, investments in ETFs and use of box spreads. Certain swaps may not qualify as “Section 1256 contracts” under Section 1256 of the Code. Income from swaps may be ordinary income, and disposition of such swaps may result in short-term capital gains or losses. The Fund intends to treat income derived from swap contracts as qualifying income for regulated investment company purposes. Because authority related to determining the issuer of swap contracts is unclear, the Fund intends to test the contracts for purposes of the diversification requirements as if the counterparty were the issuer of the swaps. If income from swaps is not qualifying income or if the Fund’s issuer determinations for swaps are not respected, the Fund could fail to qualify as a regulated investment company. If the Fund invests in a wholly-owned subsidiary, the Fund’s ability to qualify as a regulated investment company may depend on the timing and character of income inclusions from the subsidiary and the Fund’s compliance with the asset diversification requirements applicable to regulated investment companies.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.   This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CAPITAL LOSS CARRY-FORWARD

Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.

OTHER TAXATION

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Fund issues Shares of beneficial interest, with no par value. The Board may designate additional series of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (i.e., Shares of the Funds) vote together as a single class, except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the series) have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund’s assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o WEBs Investments Inc, 2497 Aspen Springs Drive, Park City, UT 84060.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as counsel to the Trust.

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm to the Trust.

FINANCIAL STATEMENTS

The Fund has not yet commenced investment operations; therefore, financial information is not available at this time.

APPENDIX A

WEBs ETF TRUST

(the “Trust”)

Proxy Voting Policy and Procedures

The Board of Trustees of the Trust (the “Board”) has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by each series of the Trust (the “Funds”).

A.	Proxy Voting Policy

The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by each Fund to WEBs Investment, Inc., the Trust’s investment adviser (the “Adviser”), subject to the Board’s continuing oversight.

B.	Fiduciary Duty

The right to vote proxies with respect to a portfolio security held by a Fund is an asset of the Fund. The Adviser acts as a fiduciary of each Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

C.	Proxy Voting Procedures

1.       At least annually, the Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies (“Policy”). In addition, the Adviser shall notify the Trustees of material changes to its Policy promptly and not later than the next regular meeting of the Board of Trustees after such amendment is implemented.

2.       With respect to any proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy at the next regular meeting of the Board. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, the principal underwriter of the Trust (the “Principal Underwriter”) or an affiliated person of the Adviser or the Principal Underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of a Trust, other than the obligations the Adviser or the Principal Underwriter incurs as a service provider to the Trust, which may compromise the Adviser’s or Principal Underwriter’s independence of judgment and action in voting the proxy.

3.       At least annually, the Adviser shall inform the Board that a record is available with respect to each proxy voted with respect to portfolio securities of each Fund during the year. Also see Section D below.

4.       The delegation by the Board of the authority to vote proxies relating to portfolio securities of each Fund may be revoked by the Board, in whole or in part, at any time.

A-1

D.	Annual Filing of Proxy Voting Record

The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of each Fund to the Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust’s annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.

E.	Disclosures

1.	The Trust shall include in its registration statement:

a.	A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

b.	A statement disclosing that information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

2	The Trust shall include in its annual and semi-annual reports to shareholders:

a.	A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

b.	A statement disclosing that information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

F.	Review of Policy

The Board shall review this policy to determine its continued sufficiency as necessary from time to time.

A-2

APPENDIX B

Westwood Management Corp

PROXY VOTING

Policy.

Westwood, as a matter of policy and as a fiduciary to our clients, has a responsibility for voting proxies for portfolio securities in a manner that is consistent with the best economic interests of the clients. Our Firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest. In addition, our policy and practice is to make information available to clients about the voting of proxies for their portfolio securities and to maintain relevant and required records.

Firm Specific Policy.

Westwood has engaged Broadridge for assistance with the proxy voting process for our clients. Broadridge is a leading provider of full-service proxy voting services to the global financial industry. Westwood has also engaged Glass Lewis for assistance with proxy research and analysis. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, Westwood agrees with Glass Lewis’s recommendations; however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it to be in the client’s best interest. In addition, Westwood will implement “echo voting” (voting pro rata with all other shareholders) for investment company clients relying on Investment Company Act §12(d)(1)(F) and Rule 12d1-3 in order to allow certain purchases of other investment companies in excess of limits that would otherwise apply.

Responsibility.

Westwood’s Operations Team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Background.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised.

Investment advisers who are registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients, (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities, (c) describe a summary of its proxy voting policies and procedures and, upon request, to furnish a copy to its clients, and (d) to maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Procedure.

Westwood has adopted the following procedures to implement the Firm’s proxy voting policy, in addition to adopting the Glass Lewis Proxy Voting Guidelines (general guidelines attached as Exhibit H, guidelines specific to Taft Hartley are attached as Exhibit J). Westwood conducts reviews to monitor and ensure the Firm’s policy is observed, implemented properly and amended or updated, as appropriate:

Proxy Voting Records.

With respect to proxy record keeping, the Operations Team maintains complete files for all clients. These files include a listing of all proxy materials sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A voting summary will be furnished upon request.

Voting Procedures.

a.	All employees forward proxy materials received on behalf of clients to Broadridge. Westwood has engaged Broadridge for assistance with the proxy voting process for our clients and Glass Lewis provides voting recommendations;

b.	Broadridge has access to holders’ records and determines which client accounts hold the security to which the proxy relates;

c.	Absent material conflicts, Broadridge, with the vote recommendations from Glass Lewis, determines how Westwood should vote the proxy in accordance with applicable voting guidelines;

d.	Westwood’s analysts review the Glass Lewis proxy voting recommendations on a bi-monthly basis. The analysts may choose to vote differently than Glass Lewis if they believe it is in the best interest of the client or where a different vote is warranted in light of the respective investment strategy;

e.	If Westwood chooses to vote differently than Glass Lewis, then Westwood overwrites the Glass Lewis recommendation on the ProxyEdge platform. If Westwood agrees with the Glass Lewis recommendations, no action is necessary; and,

f.	Broadridge completes the proxy in a timely and appropriate manner.

g.	For certain investment companies managed by Westwood and approved by the CCO (each a “Westwood 12d1F Fund”), Westwood will implement echo voting for shares of other investment companies (each an “Acquired Fund”) held by a Westwood 12d1F Fund. The Data Management Team will override any Glass Lewis proxy voting recommendations with respect to shares of an Acquired Funds held by a Westwood 12d1F Fund, and will instead, vote all such Acquired Fund shares pro rata with all other shareholders of each respective Acquired Fund. The Data Management Team will record any votes made with echo voting as overrides to the Glass Lewis recommendations.

Disclosure.

a.	Westwood provides required disclosures in Form ADV Part 2A, which summarizes these proxy voting policies and procedures and includes information whereby clients may request information regarding how Westwood voted the client’s proxies;

b.	Westwood’s disclosure summary includes a description of how clients may obtain a copy of the Firm's proxy voting policies and procedures. Westwood’s proxy voting practice is disclosed in the Firm's advisory agreements.

Client Requests for Information.

a.	All client requests for information regarding proxy votes, or regarding policies and procedures that are received by any supervised person should be forwarded to the Operations Team; and

b.	In response to any request, the Data Management Team prepares a written response with the information requested, and as applicable, includes the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines.

a.	Westwood has engaged Broadridge and Glass Lewis for assistance with the proxy voting process for our clients. The Glass Lewis Proxy Voting Guidelines are attached as Exhibit H (general) and Exhibit J (Taft Hartley); and

b.	Westwood analysts review the Glass Lewis proxy voting recommendations using the following guidelines:

i.	In the absence of specific voting guidelines from the client, Westwood votes proxies in the best interests of each client;

ii.	Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions or other mandates from a client;

iii.	Clients are permitted to place reasonable restrictions and mandates on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities;

iv.	Westwood generally votes in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services;

v.	Westwood generally votes against proposals that cause board members to become entrenched or cause unequal voting rights; and

vi.	In reviewing proposals, Westwood further considers the opinion of management, the effect on management, and the effect on shareholder value and the issuer's business practices.

Conflicts of Interest.

a.	Westwood attempts to identify any conflicts that exist between the interests of the Firm and the client by (i) reviewing the relationship of Westwood with the issuer of each security, and (ii) determining if Westwood or any of its supervised persons has any financial, business or personal relationship with the issuer;

b.	If a material conflict of interest exists, Westwood will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation; and

c.	Westwood will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping.

The Operations Team retains the following proxy records in accordance with the SEC’s five-year retention requirement:

a.	These policies and procedures and any amendments;

b.	Each proxy statement that Westwood receives;

c.	A record of each vote that Westwood casts;

d.	Any document Westwood created that was material to making a decision how to vote proxies, or that memorializes that decision, including periodic reports to the Data Management Team or proxy committee, if applicable;

e.	A copy of each written request from a client for information on how Westwood voted such client’s proxies and a copy of any written response;

f.	Copies of materials used in conduct due diligence on proxy voting service providers; and

g.	Records documenting audits and other periodic reviews of proxy voting recommendations.

Proxy Voting Vendor Oversight

Westwood conducts initial and ongoing oversight of proxy voting vendors with participation by the Client Service, Compliance, Operations and Investment teams.

In addition to conducting initial due diligence, Westwood monitors and reviews all third-party proxy services to evaluate any conflicts of interest, consistency of voting with guidelines, fees and disclosures, and technical and operational capabilities, among other things.

At least annually, Westwood audits on a sampling basis the recommendations received from Glass Lewis to assess the consistency of its recommendations with Glass Lewis’ published guidelines.

PART C – OTHER INFORMATION

Item 28.	Exhibits

Exhibit No.	Exhibit

(a)(1)	Declaration of WEBs ETF Trust formerly, Syntax ETF Trust, (“Registrant”) is incorporated herein by reference to Exhibit (a) of the Registrant’s Initial Registration Statement on Form N-1A, as filed with the SEC on January 18, 2017.

(a)(2)	Certificate of Trust of Registrant, as filed with the State Delaware, is incorporated herein by reference to Exhibit (a)(2) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(a)(3)	Certificate of Amendment to Certificate of Trust of Registrant, as filed with the State Delaware on October 23, 2024, is incorporated herein by reference to Exhibit (a)(3) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(a)(4)	Certificate of Amendment to Certificate of Trust of Registrant, as filed with the State Delaware on November 4, 2024, is incorporated herein by reference to Exhibit (a)(4) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(b)	Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit (b) of the Registrant’s Post-Effective Amendment No. 2 filing, as filed with the SEC on April 25, 2019.

(c)	Not Applicable.

(d)(1)	Form of Investment Management Agreement by and between the Registrant and WEBs Investments Inc. is incorporated herein by reference to Exhibit (d)(1) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(d)(2)	Revised Schedule A to the Investment Management Agreement by and between the Registrant and WEBs Investments Inc., to be filed by amendment.

(d)(3)	Form of Investment Sub-Advisory Agreement by and between WEBs Investments Inc. and Vident Advisory, LLC d/b/a Vident Asset Management is incorporated herein by reference to Exhibit (d)(2) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(e)(1)	ETF Distribution Agreement by and between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(e)(2)	Amended Exhibit A to the ETF Distribution Agreement by and between the Registrant and Foreside Fund Services, LLC, to be filed by amendment.

(f)	Not Applicable.

(g)(1)	Form of Custodian Agreement by and between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(g)(2)	Amended Appendix A to the Custodian Agreement by and between Registrant and Brown Brothers Harriman & Co., to be filed by amendment.

(h)(1)	Form of Administrative Agency Agreement by and between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (h)(1) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(h)(2)	Amended Appendix A to the Administrative Agency Agreement by and between Registrant and Brown Brothers Harriman & Co., to be filed by amendment.

(h)(3)	Statement of Work between the Registrant and ACA Group for Fund Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Fund Principal Financial Officer and Treasurer Support is incorporated herein by reference to Exhibit (h)(2) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(h)(4)	Statement of Work between the Registrant and ACA Group for Fund Secretary Services is incorporated herein by reference to Exhibit (h)(3) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(h)(5)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (h)(4) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(h)(6)	Form of Sublicence Agreement between the Registrant and WEBs Investments Inc. is incorporated herein by reference to Exhibit (h)(5) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(i)(1)	Opinion and Consent of Chapman and Cutler LLP related to the WEBs ETF Trust (formerly Syntax ETF Trust) WEBs Defined Volatility SPY ETF is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (Registration Nos. 333-215607 and 811-23227) filed on December 6, 2024.

(i)(2)	Opinion and Consent of Chapman and Cutler LLP related to the WEBs ETF Trust (formerly Syntax ETF Trust) WEBs Defined Volatility QQQ ETF is incorporated by reference to the Registration Statement on Form N-1A (Registration Nos. 333-215607 and 811-23227) filed on December 6, 2024.

(i)(3)	Opinion and Consent of Chapman and Cutler LLP related to the WEBs ETF Trust (formerly Syntax ETF Trust) WEBs Energy XLE Defined Volatility ETF (formerly the WEBs Defined Volatility XLE ETF),
WEBs Materials XLB Defined Volatility ETF (formerly the WEBs Defined Volatility XLB ETF), WEBs Industrials XLI Defined Volatility ETF (formerly the WEBs Defined Volatility XLI ETF), WEBs Consumer Discretionary XLY Defined Volatility ETF (formerly the WEBs Defined Volatility XLY ETF), WEBs Consumer Staples XLP Defined Volatility ETF (formerly the WEBs Defined Volatility XLP ETF), WEBs Health Care XLV Defined Volatility ETF (formerly the WEBs Defined Volatility XLV ETF), WEBs Financial XLF Defined Volatility ETF (formerly the WEBs Defined Volatility XLF ETF), WEBs Technology XLK Defined Volatility ETF (formerly the WEBs Defined Volatility XLK ETF), WEBs Communication Services XLC Defined Volatility ETF (formerly the WEBs Defined Volatility XLC ETF), WEBs Utilities XLU Defined Volatility ETF (formerly the WEBs Defined Volatility XLU ETF), and WEBs Real Estate XLRE Defined Volatility ETF (formerly the WEBs Defined Volatility XLRE ETF) is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (Registration Nos. 333-215607 and 811-23227) filed on June 10, 2025.

(i)(4)	Opinion and Consent of Chapman and Cutler LLP, to be filed by amendment.

(j)	Not Applicable.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)	Form of Distribution Plan is incorporated herein by reference to Exhibit (m) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(m)(2)	Amended Schedule A to the Distribution Plan, to be filed by amendment.

(n)	Not Applicable.

(o)	Not Applicable.

(p)(1)	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(1) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(p)(2)	Code of Ethics of WEBs Investments Inc. is incorporated herein by reference to Exhibit (p)(2) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(p)(3)	Code of Ethics of Vident Advisory, LLC d/b/a Vident Asset Management is incorporated herein by reference to Exhibit (p)(3) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(p)(4)	Code of Ethics of Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (p)(4) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

(q)	Powers of Attorney are incorporated herein by reference to Exhibit (q) of the Registrant’s Post-Effective Amendment No. 77, as filed with the SEC on December 6, 2024.

Item 29.	Persons Controlled by or Under Common Control with the Registrant

To the knowledge of the Registrant, neither the Registrant nor any Series thereof is directly or indirectly controlled by or under common control with any other person. The Registrant has no subsidiaries.

Additionally, see the “Control Persons and Principal Holders of Securities” section of the Statement of Additional Information for a list of shareholders, if any, who own more than 5% of the Fund’s outstanding shares and such information is incorporated by reference to this Item.

Item 30.	Indemnification

Reference is made to Section 8 of the Registrant’s Trust Instrument referenced in Item 28(a)(1) with respect to the indemnification of the Registrant’s trustees and officers, which is set forth below:

Section 8.1	General Provisions.

Section 8.1.1 General Limitation of Liability.

No personal liability for any debt or obligation of the Trust shall attach to any Trustee of the Trust. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment advisor, subadvisor, principal underwriter or custodian of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee. Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any Trustee in connection with Trust shall be conclusively deemed to have been executed or done only in or with respect to their, his or her capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

Section 8.1.2 Notice of Limited Liability.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall recite that the same was executed or made by or on behalf of the Trust by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or belonging or attributable to a Series or Class thereof, and may contain such further recitals as they, he or she may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

Section 8.1.3 Liability Limited to Assets of the Trust.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust or belonging to a Series or Class thereof, as appropriate, for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Section 8.2 Liability of Trustee.

The exercise by the Trustees of their powers and discretion hereunder shall be binding upon the Trust, the Shareholders and any other person dealing with the Trust. The liability of this Trustees, however, shall be limited by this Section 8.2.

Section 8.2.1 Liability for Own Actions.

A Trustee shall be liable to the Trust or the Shareholders only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Section 8.2.2 Liability for Actions of Others.

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, advisor, administrative distributor, principal underwriter, custodian, transfer agent, dividend disbursing agent, Shareholder servicing agent or accounting agent of the Trust, nor shall any Trustee be responsible for any act or omission of any other Trustee.

Section 8.2.3 Advice of Experts and Reports of Others.

The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officers appointed by them, any independent public accountant and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into hereunder.

Section 8.2.4 Bond.

Except as provided for in Section 8.5.4, the Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 8.2.5 Declaration of Trust Governs Issues of Liability.

The provisions of this Declaration of Trust, to the extent that they restrict the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Shareholders and all other Persons bound by this Declaration of Trust to replace such other duties and liabilities of the Trustees.

Section 8.3	Liability of Third Persons Dealing With Trustees.

No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon the order of the Trustees.

Section 8.4	Liability of Shareholders.

Without limiting the provisions of this Section 8.4 or the DSTA, the Shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware.

Section 8.4.1 Limitation of Liability.

No personal liability for any debt or obligation of the Trust shall attach to any Shareholder or former Shareholder of the Trust, and neither the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise.

Section 8.4.2 Indemnification of Shareholders.

In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, the Shareholder or former Shareholder (or, in the case of a natural person, his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder’s ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Section 8.5	Indemnification.

Section 8.5.1 Indemnification of Covered Persons. Subject to the exceptions and limitations contained in Section 8.5.2, every person who is or has been a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him or her in settlement thereof.

Section 8.5.2 Exceptions. No indemnification shall be provided hereunder to a Covered Person:

(a) for any liability to the Trust or its Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Persons engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(b) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.2) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

Section 8.5.3 Rights of Indemnification. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Section 8.5.4 Expenses of Indemnification. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 8.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 8.5, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security of the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is a reason to believe that the recipient ultimately will be found entitled to indemnification.

Section 8.5.5 Certain Defined Terms Relating to Indemnification.

As used in this Section 8.5, the following words shall have the meanings set forth below:

(a) “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened;

(b) a “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and

(c) “Liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Sections 8.6	Jurisdiction, Venue, and Waiver of Jury Trial.

In accordance with Section 3804(e) of the DSTA, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Declaration of Trust or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW. All Shareholders and other such persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such person at the address shown on the books and records of the Trust for such person or at the address of the person shown on the books and records of the Trust with respect to the Shares that such person claims an interest in. Service of process in any such suit, action or proceeding against the Trust or any Trustee or officer of the Trust may be made at the address of the Trust’s registered agent in the State of Delaware. Any service so made shall be effective as if personally made in the State of Delaware.

Item 31.	Business and Other Connections of the Investment Adviser

WEB Investments Inc. (the “Adviser”) serves as the investment adviser for the Registrant with respect to the Fund. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the Securities and Exchange Commission (“SEC”).

Vident Advisory, LLC d/b/a Vident Asset Management (the “Sub-Adviser”) serves as the investment sub-adviser for the Registrant with respect to the Fund. With respect to the Sub-Adviser, the response to this Item is incorporated by reference to the Sub-Adviser’s Form ADV on file with the SEC.

The Adviser’s and Sub-Adviser’s respective Form ADVs may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32.	Distributor

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.

2.	ABS Long/Short Strategies Fund

3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers

4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers

5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers

6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers

7.	AdvisorShares Trust

8.	AFA Private Credit Fund

9.	AGF Investments Trust

10.	AIM ETF Products Trust

11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust

12.	AlphaCentric Prime Meridian Income Fund

13.	American Century ETF Trust

14.	AMG ETF Trust

15.	Amplify ETF Trust

16.	Applied Finance Dividend Fund, Series of World Funds Trust

17.	Applied Finance Explorer Fund, Series of World Funds Trust

18.	Applied Finance Select Fund, Series of World Funds Trust

19.	Ardian Access LLC

20.	ARK ETF Trust

21.	ARK Venture Fund

22.	Bitwise Funds Trust

23.	BondBloxx ETF Trust

24.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust

25.	Bridgeway Funds, Inc.

26.	Brinker Capital Destinations Trust

27.	Brookfield Real Assets Income Fund Inc.

28.	Build Funds Trust

29.	Calamos Convertible and High Income Fund

30.	Calamos Convertible Opportunities and Income Fund

31.	Calamos Dynamic Convertible and Income Fund

32.	Calamos Global Dynamic Income Fund

33.	Calamos Global Total Return Fund

34.	Calamos Strategic Total Return Fund

35.	Carlyle Tactical Private Credit Fund

36.	Cascade Private Capital Fund

37.	Catalyst/Perini Strategic Income Fund

38.	CBRE Global Real Estate Income Fund

39.	Center Coast Brookfield MLP & Energy Infrastructure Fund

40.	Clifford Capital Partners Fund, Series of World Funds Trust

41.	Cliffwater Corporate Lending Fund

42.	Cliffwater Enhanced Lending Fund

43.	Coatue Innovative Strategies Fund

44.	Cohen & Steers ETF Trust

45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

46.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series

47.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers

48.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust

49.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust

50.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust

51.	Davis Fundamental ETF Trust

52.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions

53.	Defiance Connective Technologies ETF, Series of ETF Series Solutions

54.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions

55.	Defiance Quantum ETF, Series of ETF Series Solutions

56.	Denali Structured Return Strategy Fund

57.	Dodge & Cox Funds

58.	DoubleLine ETF Trust

59.	DoubleLine Income Solutions Fund

60.	DoubleLine Opportunistic Credit Fund

61.	DoubleLine Yield Opportunities Fund

62.	DriveWealth ETF Trust

63.	EIP Investment Trust

64.	Ellington Income Opportunities Fund

65.	ETF Opportunities Trust

66.	Exchange Listed Funds Trust

67.	Exchange Place Advisors Trust

68.	FIS Trust

69.	FlexShares Trust

70.	Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust

71.	Forum Funds

72.	Forum Funds II

73.	Forum Real Estate Income Fund

74.	Fundrise Growth Tech Fund, LLC

75.	GMO ETF Trust

76.	GoldenTree Opportunistic Credit Fund

77.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust

78.	Grayscale Funds Trust

79.	Guinness Atkinson Funds

80.	Harbor ETF Trust

81.	Harris Oakmark ETF Trust

82.	Hawaiian Tax-Free Trust

83.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust

84.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust

85.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

86.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust

87.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust

88.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

89.	Innovator ETFs Trust

90.	Ironwood Institutional Multi-Strategy Fund LLC

91.	Ironwood Multi-Strategy Fund LLC

92.	Jensen Quality Growth ETF, Series of Trust for Professional Managers

93.	John Hancock Exchange-Traded Fund Trust

94.	Kurv ETF Trust

95.	Lazard Active ETF Trust

96.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust

97.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers

98.	Mairs & Power Growth Fund, Series of Trust for Professional Managers

99.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

100.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers

101.	Manor Investment Funds

102.	MoA Funds Corporation

103.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

104.	Morgan Stanley ETF Trust

105.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds

106.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds

107.	Morningstar Funds Trust

108.	NEOS ETF Trust

109.	Niagara Income Opportunities Fund

110.	North Square Evanston Multi-Alpha Fund

111.	NXG Cushing® Midstream Energy Fund

112.	NXG NextGen Infrastructure Income Fund

113.	OTG Latin American Fund, Series of World Funds Trust

114.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust

115.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

116.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust

117.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

118.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

119.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust

120.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

121.	Palmer Square Funds Trust

122.	Palmer Square Opportunistic Income Fund

123.	Partners Group Private Income Opportunities, LLC

124.	Perkins Discovery Fund, Series of World Funds Trust

125.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust

126.	Plan Investment Fund, Inc.

127.	Point Bridge America First ETF, Series of ETF Series Solutions

128.	Precidian ETFs Trust

129.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust

130.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

131.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust

132.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust

133.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust

134.	Renaissance Capital Greenwich Funds

135.	REX ETF Trust

136.	Reynolds Funds, Inc.

137.	RMB Investors Trust

138.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

139.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

140.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust

141.	Roundhill Cannabis ETF, Series of Listed Funds Trust

142.	Roundhill ETF Trust

143.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust

144.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust

145.	Roundhill Video Games ETF, Series of Listed Funds Trust

146.	Rule One Fund, Series of World Funds Trust

147.	Russell Investments Exchange Traded Funds

148.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

149.	Six Circles Trust

150.	Sound Shore Fund, Inc.

151.	SP Funds Trust

152.	Sparrow Funds

153.	Spear Alpha ETF, Series of Listed Funds Trust

154.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust

155.	STF Tactical Growth ETF, Series of Listed Funds Trust

156.	Strategic Trust

157.	Strategy Shares

158.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust

159.	Tekla World Healthcare Fund

160.	Tema ETF Trust

161.	The 2023 ETF Series Trust

162.	The Community Development Fund

163.	The Cook & Bynum Fund, Series of World Funds Trust

164.	The Private Shares Fund

165.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust

166.	Third Avenue Trust

167.	Third Avenue Variable Series Trust

168.	Tidal Trust I

169.	Tidal Trust II

170.	Tidal Trust III

171.	Tidal Trust IV

172.	TIFF Investment Program

173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

174.	Timothy Plan International ETF, Series of The Timothy Plan

175.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan

176.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan

177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

178.	Total Fund Solution

179.	Touchstone ETF Trust

180.	Trailmark Series Trust

181.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust

182.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust

183.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust

184.	T-Rex 2x Long Ether Daily Target ETF

185.	U.S. Global Investors Funds

186.	Union Street Partners Value Fund, Series of World Funds Trust

187.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust

188.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

189.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

190.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust

191.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust

192.	Virtus Stone Harbor Emerging Markets Income Fund

193.	Volatility Shares Trust

194.	WEBs ETF Trust

195.	Wedbush Series Trust

196.	Wellington Global Multi-Strategy Fund

197.	Wilshire Mutual Funds, Inc.

198.	Wilshire Variable Insurance Trust

199.	WisdomTree Trust

200.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the following offices:

Foreside Fund Services, LLC

190 Middle Street, Suite 301

Portland, ME 04101

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Vident Asset Management

1125 Sanctuary Parkway, Suite 515

Alpharetta, GA 30009

Item 34.	Management Services

The Registrant has no management related service contract which is not discussed in Part A or Part B of this form.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Park City, and State of Utah, on June 29, 2026.

WEBs ETF TRUST
(Registrant)

By:	/s/ Benjamin Fulton
Benjamin Fulton
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title		Date

/s/ Benjamin Fulton	President, Principal Executive Officer and Trustee		June 29, 2026
Benjamin Fulton

/s/ Clem Sell	Treasurer and Principal Financial Officer		June 29, 2026
Clem Sell

Peter Cieszko*	Trustee	By:	/s/ Kevin Rich
Kevin Rich
Kathy Cuocolo*	Trustee		Attorney in Fact
June 29, 2026
Deborah Fuhr*	Trustee

*	Attorney-in-fact pursuant to power of attorney.